UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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☐ Preliminary Proxy Statement

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☒ Definitive Proxy Statement

☐ Definitive Additional Materials

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TG VENTURE ACQUISITION CORP.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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TG VENTURE ACQUISITION CORP.

1390 Market Street, Suite 200

San Francisco, CA 94102

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 27, 2023

To the Stockholders of TG Venture Acquisition Corp.:

NOTICE IS HEREBY GIVEN that a special meeting (the “Special Meeting”) of the stockholders of TG Venture Acquisition Corp., a Delaware corporation (“we”, “us”, “our” or the “Company”), will be held on April 27, 2023 at 10:00 a.m. Eastern Time, via live webcast at the following address www.virtualshareholdermeeting.com/TGVC2023SM1. You will need the 12-digit meeting control number that is printed on your proxy card to enter the Special Meeting. We recommend that you log in at least 15 minutes before the Special Meeting to ensure you are logged in when the Special Meeting starts. Please note that you will not be able to attend the Special Meeting in person. The accompanying proxy statement is dated April 10, 2023 and is first being mailed to our stockholders on or about April 12, 2023. You are cordially invited to attend the Special Meeting for the following purposes:

Proposal No. 1 — The Charter Amendment Proposal — a proposal to amend our Amended and Restated Certificate of Incorporation (our “Charter”) to extend the time period we have to consummate a business combination (the “Combination Period”) for an additional six months, from May 5, 2023 to November 5, 2023 (such new date, the “Extended Date” and such amendment, the “Charter Amendment”);

Proposal No. 2 — The Trust Amendment Proposal — a proposal to amend the Investment Management Trust Agreement, dated November 2, 2021, by and between Continental Stock Transfer & Trust Company and the Company (the “Trust Agreement”), to extend the Combination Period for an additional six months, from May 5, 2023 to November 5, 2023 (the “Trust Amendment” and together with the Charter Amendment, the “Extension”); and

Proposal No. 3 — The Adjournment Proposal — a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

Each proposal is more fully described in the accompanying proxy statement. Please carefully read each of the proposals in the accompanying proxy statement before you vote.

The Charter Amendment Proposal and the Trust Amendment Proposal are each cross-conditioned on the approval of the other. The Adjournment Proposal will only be presented at the Special Meeting if there are not sufficient votes to approve the Charter Amendment Proposal or the Trust Amendment Proposal.

Only holders of record of shares of our Class A common stock, par value $0.0001 per share (“Class A common stock”) and shares of our Class B common stock, par value $0.0001 per share (“Class B common stock”), at the close of business on April 3, 2023, the record date for the meeting (the “Record Date”) are entitled to notice and to vote at the Special Meeting and any adjournments or postponements thereof. A complete list of our stockholders of record entitled to vote at the Special Meeting will be available for ten days before the Special Meeting at our principal executive offices for inspection by stockholders during ordinary business hours.

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE CHARTER AMENDMENT PROPOSAL, THE TRUST AMENDMENT PROPOSAL AND, IF PRESENTED, THE ADJOURNMENT PROPOSAL.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow us more time to complete an initial business combination. Our Charter currently states that we have until May 5, 2023 to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”). If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we would have until November 5, 2023 to complete our initial Business Combination.

The purpose of the Adjournment Proposal, if presented, is to allow us to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Charter Amendment Proposal or Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

While we are using our best efforts to complete a Business Combination as soon as practicable, the Board currently believes that there will not be sufficient time before May 5, 2023 to complete a Business Combination and desires to have the flexibility to extend our time to complete a Business Combination on terms other than those set forth in our existing Charter.

On December 5, 2022 we entered into a business combination agreement (the “Business Combination Agreement”) with The Flexi Group Limited, a business company with limited liability incorporated under the laws of the British Virgin Islands (“Flexi”), The Flexi Group Holdings Ltd, a business company with limited liability incorporated under the laws of the British Virgin Islands and a direct, wholly owned subsidiary of Flexi (“PubCo”), The Flexi Merger Co. Ltd, a business company with limited liability incorporated under the laws of the British Virgin Islands and a direct, wholly owned subsidiary of PubCo (“Target Merger Sub”), and Flexi Merger Co. LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of PubCo (“SPAC Merger Sub”), pursuant to which among other things, (i) Flexi will merge with and into Target Merger Sub, upon which the separate existence of Target Merger Sub will cease and Flexi will be the surviving corporation and a direct, wholly owned subsidiary of PubCo, and (ii) TGVC will merge with and into SPAC Merger Sub (the transactions contemplated by the Business Combination Agreement, including the mergers, the “Flexi Business Combination”), upon which the separate existence of SPAC Merger Sub will cease and TGVC will be the surviving corporation and a direct, wholly owned subsidiary of PubCo.

Our board of directors (our “Board”) believes that the Charter Amendment Proposal and the Trust Amendment Proposal are necessary in order to be able to consummate an initial Business Combination, including the Flexi Business Combination. While we have entered into the Business Combination Agreement with Flexi, completion of the Flexi Business Combination is subject to, among other matters, the satisfaction of the conditions precedent in the Business Combination Agreement and the approval of the transaction by our stockholders. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which we must consummate a Business Combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. There can be no assurance that all of the conditions precedent set forth in the Business Combination Agreement will be satisfied or that the Flexi Business Combination will be consummated.

Pursuant to our Charter, we are providing the holders of shares of our Class A common stock (the “Public Shares” and such holders, the “Public Stockholders”) originally sold as part of the Units issued in our initial public offering (the “IPO”) with the opportunity to redeem, in connection with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Election”), their Public Shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by us and Continental Stock Transfer & Trust Company (“CST”) to hold the proceeds of the IPO (the “Trust Account”), including interest not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares. Public Stockholders may elect to redeem their Public Shares whether or not they are holders as of the Record Date and whether or not they vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal. An Election can also be made by Public Stockholders who do not vote in person online or by proxy, or do not instruct their broker or bank how to vote at the Special Meeting. Notwithstanding the foregoing redemption rights, a Public Stockholder, together with any of his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the outstanding shares of Class A common stock sold in the IPO. Holders of our outstanding warrants sold in the IPO (“Public Warrants”), which are exercisable for shares of Class A common stock under certain circumstances, do not have redemption rights in connection with the Charter Amendment Proposal and the Trust Amendment Proposal.

In addition, regardless of whether Public Stockholders vote “FOR” or “AGAINST” the Charter Amendment Proposal and the Trust Amendment Proposal, or do not vote, or do not instruct their broker or bank how to vote, at the Special Meeting, if the Extension is implemented and a Public Stockholder does not elect to redeem their shares, they will retain the right to vote on any proposed initial Business Combination in the future and the right to redeem their Public Shares then held by them for cash equal to their pro rata share of the aggregate amount on deposit in the Trust Account as of two business days prior to the consummation of an initial Business Combination.

Our sponsor, Tsangs Group Holdings Limited (“Sponsor”), and our officers and directors have agreed to waive their redemption rights in connection with the consummation of the Charter Amendment Proposal and the Trust Amendment Proposal with respect to any shares of Class B common stock they hold and any Public Shares they may have acquired during or after the IPO. Shares of our Class B common stock will be excluded from the pro rata calculation used to determine the per share redemption price. Currently, our Sponsor, officers, directors, and/or their affiliates own approximately 20% of our issued and outstanding shares of common stock, including all of the shares of Class B common stock, and we have been informed by our Sponsor, officers, directors, and/or their affiliates that they intend to vote in favor of the Charter Amendment Proposal and the Trust Amendment Proposal.

We are not asking you to vote on an initial Business Combination at this time. We or PubCo will file a separate proxy statement/prospectus pursuant to which we will seek approval of an initial Business Combination, among other things, at a separate special meeting. If the Extension is not approved, we may not be able to consummate an initial Business Combination. We urge you to vote at the Special Meeting regarding the Extension. In addition, if you elect to redeem your shares at this time in connection with the Extension, sufficient cash amounts may not remain in the Trust Account to permit us to consummate an initial Business Combination and we may not have sufficient round lot holders to remain listed on Nasdaq Global Market.

Approval of the Charter Amendment Proposal and the Trust Amendment Proposal are conditions to the implementation of the Extension. The Business Combination Agreement provides that completion of the Flexi Business Combination is conditioned on, among other things, us having net tangible assets of not less than $5,000,001 immediately prior to the closing of the Business Combination Agreement, after deducting (i) the amount required to satisfy our obligations to our stockholders that exercise their redemption rights, and (ii) the value of our transaction expenses (the “Net Tangible Assets Condition”). If a substantial number of Public Stockholders exercise their redemption rights and the Net Tangible Assets Condition is not satisfied, then the Business Combination Agreement could be terminated, and the Flexi Business Combination may not be consummated. In addition, in no event will we redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, as provided in our Charter. Consequently, we will not proceed with the Extension if redemptions of our Public Shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets, as provided in our Charter, following approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the affirmative vote of holders of at least 65% of the issued and outstanding shares of common stock on the Record Date, Public Stockholders that do not make the Election will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our Charter, as amended. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if we have not completed a Business Combination by the Extended Date.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate our initial Business Combination by May 5, 2023 as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the Public Shares, in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes (less up to $100,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding Public Shares, which redemption will completely extinguish rights of the Public Stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the Delaware General Corporate Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law. There will be no redemption rights or liquidating distributions with respect to our Public Warrants, which will expire worthless in the event we wind up.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If we comply with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against us, a 90-day period during which we may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

The approval of the Charter Amendment Proposal and the Trust Amendment Proposal require the affirmative vote of holders of at least 65% of the issued and outstanding shares of common stock on the Record Date. The approval of the Charter Amendment Proposal and the Trust Amendment Proposal are essential to the implementation of our Board’s plan to extend the date by which we must consummate our initial Business Combination.

The Board has unanimously determined that Charter Amendment Proposal, the Trust Amendment Proposal and the Adjournment Proposal are advisable and recommends that you vote “FOR” the Charter Amendment Proposal, “FOR” the Trust Amendment Proposal, and “FOR” the Adjournment Proposal.

Your attention is directed to the proxy statement accompanying this notice for a more complete description of each of our proposals. We encourage you to read this proxy statement carefully. If you have any questions or need assistance voting your shares, please call our proxy solicitor, Okapi Partners LLC, at (855) 208-8903; banks and brokers can call at (212) 297-0720.

Dated: April 10, 2023

By Order of the Board of Directors

/s/ Patrick Tsang
Patrick Tsang
Chief Executive Officer

Your vote is important. Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the Special Meeting. If you are a stockholder of record, you may also cast your vote by attending the Special Meeting and voting via the virtual meeting platform. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote via the virtual meeting platform by obtaining a proxy from your brokerage firm or bank. Your failure to vote or instruct your broker or bank how to vote will have the same effect as voting AGAINST the Charter Amendment Proposal and the Trust Amendment Proposal.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Stockholders to be held on April 27, 2023: This notice of meeting, accompanying proxy statement and our 2022 annual report on Form 10-K are available at http://www.sec.gov.

TG VENTURE ACQUISITION CORP.

1390 Market Street, Suite 200

San Francisco, CA 94102

SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD ON APRIL 27, 2023

PROXY STATEMENT

A special meeting of the stockholders (the “Special Meeting”) of TG Venture Acquisition Corp., a Delaware corporation (“we”, “us”, “our” or the “Company”), will be held on April 27, 2023 at 10:00 a.m. Eastern Time, via live webcast at the following address www.virtualshareholdermeeting.com/TGVC2023SM1, or at such other date, time and/or place as shall be determined by one or more of our executive officers, to consider and vote upon the following proposals:

●	Proposal No. 1 — The Charter Amendment Proposal — a proposal to amend our Amended and Restated Certificate of Incorporation (our “Charter”) to extend the time period we have to consummate a business combination (the “Combination Period”) for an additional six months, from May 5, 2023 to November 5, 2023 (such new date, the “Extended Date” and such amendment, the “Charter Amendment”);

●	Proposal No. 2 — The Trust Amendment Proposal — a proposal to amend the Investment Management Trust Agreement, dated November 2, 2021, by and between Continental Stock Transfer & Trust Company and the Company (the “Trust Agreement”), to extend the Combination Period for an additional six months, from May 5, 2023 to November 5, 2023 (the “Trust Amendment” and together with the Charter Amendment, the “Extension”); and

●	Proposal No. 3 — The Adjournment Proposal — a proposal to adjourn the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies if, based upon the tabulated vote at the time of the Special Meeting, there are not sufficient votes to approve one or more proposals presented to stockholders for vote.

Each proposal is more fully described in the accompanying proxy statement. Please carefully read each of the proposals in the accompanying proxy statement before you vote.

The purpose of the Charter Amendment Proposal and the Trust Amendment Proposal is to allow us more time to complete an initial business combination. Our Charter currently states that we have until May 5, 2023 to complete a merger, share exchange, asset acquisition, stock purchase, recapitalization, reorganization or other similar business combination with one or more businesses or entities (a “Business Combination”).

Our board of directors (our “Board”) currently believes that there may not be sufficient time before May 5, 2023 to hold a special meeting at which to conduct a vote for the stockholder approvals required in connection with a Business Combination and consummate the closing of a Business Combination. Accordingly, our Board believes that in order for our stockholders to evaluate a Business Combination and for us to be able to potentially consummate a Business Combination, we will need to obtain the Extension. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we would have until November 5, 2023 to complete our initial Business Combination. Approval of the Charter Amendment Proposal and the Trust Amendment Proposal are conditions to the implementation of the Extension.

Pursuant to our Charter, we are providing the holders of shares of our common stock (the “Public Shares” and such holders, the “Public Stockholders”) originally sold as part of the Units issued in our initial public offering (the “IPO”) with the opportunity to redeem, in connection with the Charter Amendment Proposal and the Trust Amendment Proposal (the “Election”), their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account established by us and Continental Stock Transfer & Trust Company (“CST”) to hold the proceeds of the IPO (the “Trust Account”), including interest not previously released to us to pay its taxes, divided by the number of then outstanding Public Shares. Public Stockholders may elect to redeem their shares whether or not they are holders as of the record date and whether or not they vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal. An Election can also be made by Public Stockholders who do not vote in person online or by proxy, or do not instruct their broker or bank how to vote at the Special Meeting. Notwithstanding the foregoing redemption rights, a Public Stockholder, together with any of his, her or its affiliates or any other person with whom he, she or it is acting in concert or as a “group” (as defined under Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), will be restricted from redeeming in the aggregate his, her or its shares or, if part of such a group, the group’s shares, in excess of 15% of the outstanding shares of our Class A common stock (“Class A common stock”) sold in the IPO. Holders of our outstanding warrants sold in the IPO (“Public Warrants”), which are exercisable for shares of Class A common stock under certain circumstances, do not have redemption rights in connection with the Charter Amendment Proposal and the Trust Amendment Proposal. We urge you to vote at the Special Meeting regarding the Extension.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved by the affirmative vote of holders of at least 65% of the issued and outstanding shares of common stock on at the close of business on April 3, 2023, the record date for the meeting (the “Record Date”), the holders of Public Shares that do not make the Election will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our Charter, as amended. In addition, Public Stockholders who do not make the Election would be entitled to have their Public Shares redeemed for cash if we have not completed a Business Combination by the Extended Date.

Tsangs Group Holdings Limited (our “Sponsor”), our officers and directors, and certain Sponsor-related parties are not entitled to redeem their shares of our Class B common stock (“Class B common stock” and those parties’ shares of Class B common stock, the “Founder Shares”) and have agreed to waive their redemption rights with respect to any Public Shares held by them in connection with a stockholder vote to approve an amendment to our Charter.

On December 5, 2022 we entered into a business combination agreement (the “Business Combination Agreement”) with The Flexi Group Limited, a business company with limited liability incorporated under the laws of the British Virgin Islands (“Flexi”), The Flexi Group Holdings Ltd, a business company with limited liability incorporated under the laws of the British Virgin Islands and a direct, wholly owned subsidiary of Flexi (“PubCo”), The Flexi Merger Co. Ltd, a business company with limited liability incorporated under the laws of the British Virgin Islands and a direct, wholly owned subsidiary of PubCo (“Target Merger Sub”), and Flexi Merger Co. LLC, a Delaware limited liability company and a direct, wholly owned subsidiary of PubCo (“SPAC Merger Sub”), pursuant to which among other things, (i) Flexi will merge with and into Target Merger Sub, upon which the separate existence of Target Merger Sub will cease and Flexi will be the surviving corporation and a direct, wholly owned subsidiary of PubCo, and (ii) TGVC will merge with and into SPAC Merger Sub (the transactions contemplated by the Business Combination Agreement, including the mergers, the “Flexi Business Combination”), upon which the separate existence of SPAC Merger Sub will cease and TGVC will be the surviving corporation and a direct, wholly owned subsidiary of PubCo.

The Business Combination Agreement provides that completion of the Flexi Business Combination is conditioned on, among other things, us having net tangible assets of not less than $5,000,001 immediately prior to the closing of the Business Combination Agreement, after deducting (i) the amount required to satisfy our obligations to our stockholders that exercise their redemption rights, and (ii) the value of our transaction expenses (the “Net Tangible Assets Condition”). If a substantial number of Public Stockholders exercise their redemption rights and the Net Tangible Assets Condition is not satisfied, then the Business Combination Agreement could be terminated and the Flexi Business Combination may not be consummated. In addition, in no event will we redeem Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001, as provided in the Charter. Consequently, we will not proceed with the Extension if redemptions of our Public Shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election, and the amount remaining in the Trust Account may be only a small fraction of the approximately $119.5 million that was in the Trust Account as of April 1, 2023. In such event, we may need to obtain additional funds to consummate a Business Combination and for our shares to be or remain listed on the Nasdaq Global Market (“Nasdaq”), and we may not have sufficient round lot holders to remain listed on Nasdaq.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved and we do not consummate an initial Business Combination by May 5, 2023, as contemplated by our IPO prospectus and in accordance with our Charter, we will: (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter subject to lawfully available funds therefor, redeem 100% of the shares of Class A common stock in consideration of a per-share price, payable in cash, equal to the quotient obtained by dividing (A) the aggregate amount then on deposit in the Trust Account, including interest not previously released to us to pay our taxes (less up to $100,000 of such net interest to pay dissolution expenses) by (B) the total number of then outstanding Public Shares, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the remaining stockholders and the Board in accordance with applicable law, dissolve and liquidate, subject in each case to our obligations under the Delaware General Corporate Law (“DGCL”) to provide for claims of creditors and other requirements of applicable law.

There will be no redemption rights or liquidating distributions with respect to our Public Warrants or those warrants purchased by our Sponsor simultaneously with the consummation of our IPO (the “Private Placement Warrants”), which will both expire worthless in the event of our winding up. In the event of a liquidation, the holders of our Class B common stock, our Sponsor or any other holder of our Class B common stock, will not receive any monies held in the Trust Account as a result of its ownership of the Class B common stock.

Based upon the amount in the Trust Account as of April 1, 2023, which was approximately $119.5 million, we anticipate that the per-share price at which Public Shares will be redeemed from cash held in the Trust Account will be approximately $10.37 at the time of the Special Meeting. The closing price of the Public Shares on Nasdaq on April 6, 2023, was $10.38. We cannot assure stockholders that they will be able to sell their shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our securities when such stockholders wish to sell their shares.

Under the DGCL, stockholders may be held liable for claims by third parties against a corporation to the extent of distributions received by them in a dissolution. If we comply with certain procedures set forth in Section 280 of the DGCL intended to ensure that it makes reasonable provision for all claims against it, including a 60-day notice period during which any third-party claims can be brought against us, a 90-day period during which we may reject any claims brought, and an additional 150-day waiting period before any liquidating distributions are made to stockholders, any liability of stockholders with respect to a liquidating distribution is limited to the lesser of such stockholder’s pro rata share of the claim or the amount distributed to the stockholder, and any liability of the stockholder would be barred after the third anniversary of the dissolution.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal will constitute consent for us to (1) remove from the Trust Account an amount (the “Withdrawal Amount”) equal to the number of Public Shares properly redeemed multiplied by the per-share price, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares and (2) deliver to the holders of such redeemed Public Shares their pro rata portion of the Withdrawal Amount. The remainder of such funds will remain in the Trust Account and will be available for use by us in connection with consummating an initial Business Combination on or before the Extended Date. Holders of Public Shares who do not redeem their Public Shares now will retain their redemption rights and their ability to vote on any initial Business Combination through the Extended Date if the Charter Amendment Proposal and the Trust Amendment Proposal are approved.

Our Board has fixed the close of business on April 3, 2023 as the Record Date for determining our stockholders entitled to receive notice of and vote at the Special Meeting and any adjournment thereof. Only holders of record of the common stock on that date are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the Record Date of the Special Meeting, there were 14,446,649 shares of common stock outstanding, of which 11,500,000 were Public Shares, 57,500 were shares of Class A common stock owned by ThinkEquity LLC (the “Representative Shares”) and 2,889,149 were Class B common stock. Our Public Warrants do not have voting rights in connection with the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal.

This Proxy Statement contains important information about the Special Meeting and the proposals. Please read it carefully and vote your shares.

We have engaged Okapi Partners LLC (“Okapi”) to assist in the solicitation of proxies for the Special Meeting. We have agreed to pay Okapi a fee of up to $25,000 plus Okapi’s out-of-pocket expenses. We will reimburse Okapi for reasonable out-of-pocket expenses and will indemnify Okapi and its affiliates against certain claims, liabilities, losses, damages, and expenses. We will also reimburse banks, brokers and other custodians, nominees and fiduciaries representing beneficial owners of shares of Public Shares for their expenses in forwarding soliciting materials to beneficial owners of Public Shares and in obtaining voting instructions from those owners. Our directors, officers and employees may also solicit proxies by telephone, by facsimile, by mail, on the Internet or in person. They will not be paid any additional amounts for soliciting proxies.

You are not being asked to vote on a Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to vote on a Business Combination when it is submitted to the Public Stockholders (provided that you are a stockholder on the Record Date for a meeting of stockholders to consider and vote on a Business Combination) and the right to redeem your Public Shares for a pro rata portion of the Trust Account in the event a Business Combination is approved and completed or we have not consummated a Business Combination by the Extended Date.

This Proxy Statement is dated April 10, 2023 and is first being mailed to stockholders on or about April 12, 2023.

QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING

These Questions and Answers are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.

Q:	Why am I receiving this proxy statement?

A:	This proxy statement and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our Board for use at the Special Meeting, or at any adjournments thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Special Meeting.

We are a blank check company formed under the laws of the State of Delaware on February 8, 2021 for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar Business Combination involving us and one or more businesses. Like many blank check companies, our Charter provides for the return of the funds held in trust to the holders of Public Shares if there is no qualifying Business Combination consummated on or before a certain date, which for us is May 5, 2023. Our Board believes that it is in the best interests of the stockholders to continue our existence until November 5, 2023 to allow us more time to complete a Business Combination, as we may not be able to do so by May 5, 2023. Therefore, the Board is submitting the Charter Amendment Proposal and the Trust Amendment Proposal described in this proxy statement for the stockholders to vote upon.

Q:	What is being voted on?

A:	You are being asked to vote on:

●	a proposal to amend our Charter to extend the Combination Period for an additional six months, from May 5, 2023 to November 5, 2023;

●	a proposal to amend the Trust Agreement to extend the Combination Period for an additional six months, from May 5, 2023 to November 5, 2023; and

●	a proposal to approve the adjournment of the Special Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

This stockholder vote is important. We encourage all our stockholders to submit their completed proxy card as soon as possible after carefully reviewing this proxy statement.

Q:	What are the purposes of the Extension?

A:	The sole purpose of the Extension is to provide us with sufficient time to complete an initial Business Combination. On December 5, 2022, we entered into the Business Combination Agreement with Flexi, PubCo, Target Merger Sub and SPAC Merger Sub. Our Board currently believes that there will not be sufficient time before May 5, 2023 to complete the Flexi Business Combination. Accordingly, our Board believes that the Extension is necessary in order to be able to consummate the Flexi Business Combination. Completion of the Flexi Business Combination is subject to, among other matters, the satisfaction of the conditions precedent negotiated in the Business Combination Agreement and approval of the transaction by our stockholders. Therefore, our Board has determined that it is in the best interests of our stockholders to extend the date by which we must consummate a Business Combination to the Extended Date in order to provide our stockholders with the opportunity to participate in the prospective investment. We intend to hold another stockholders meeting prior to November 5, 2023 in order to seek stockholder approval of the Flexi Business Combination. Each of the Charter Amendment Proposal and the Trust Amendment Proposal is cross-conditioned on the approval of each other.

While we have entered into the Business Combination Agreement with Flexi and the other parties thereto, there can be no assurance that all of the conditions precedent set forth in the Business Combination Agreement will be satisfied or that the Flexi Business Combination will be consummated. The purpose of the Adjournment Proposal, if presented, is to allow us to adjourn the Special Meeting to a later date or dates if we determine that additional time is necessary to permit further solicitation and vote of proxies in the event that there are insufficient votes to approve the Charter Amendment Proposal and Trust Amendment Proposal or if we determine that additional time is necessary to effectuate the Extension.

If the Extension is implemented, such approval will constitute consent for us to remove the Withdrawal Amount from the Trust Account, deliver to the holders of redeemed Public Shares their portion of the Withdrawal Amount and retain the remainder of the funds in the Trust Account for our use in connection with consummating a Business Combination until November 5, 2023.

We will not proceed with the Extension if redemptions of our Public Shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the Election. We cannot predict the amount that will remain in the Trust Account if the Extension is approved and the amount remaining in the Trust Account may be only a fraction of the approximately $119.5 million (including interest but less the funds used to pay taxes) that was in the Trust Account as of April 1, 2023, which could impact our ability to consummate a Business Combination.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved by May 5, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem 100% of the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our Sponsor, officers and directors, and certain Sponsor-related parties (collectively, the “Initial Stockholders”) have waived their rights to liquidating distributions from the Trust Account with respect to any shares of any Founder Shares and any Public Shares held by them. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the Public Shares held by Public Stockholders (excluding the Initial Stockholders). There will be no distribution from the Trust Account with respect to our Public Warrants, which will expire worthless in the event we wind up.

Q:	Why is the Company proposing the Charter Amendment Proposal, Trust Amendment Proposal and the Adjournment Proposal?

A:	Our Charter and the Trust Agreement provide for the return of the IPO proceeds held in the Trust Account to the Public Stockholders if there is no qualifying Business Combination(s) consummated on or before May 5, 2023. While we are using our best efforts to complete a Business Combination as soon as practicable, our Board currently believes that there will not be sufficient time before May 5, 2023 to complete a Business Combination and our Board desires to have the flexibility to extend our time to complete a Business Combination on terms other than those set forth in its Charter. We need additional time to complete a Business Combination. The purpose of the Extension is to provide us with sufficient time to complete a Business Combination, which our Board believes is in the best interests of our stockholders as we require additional time to prepare, file with the SEC, and deliver to our stockholders a proxy statement to seek stockholder approval of a Business Combination.

You are not being asked to vote on any Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares in connection with the Elections, you will retain the right to vote on a future Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash from the Trust Account in the event such future Business Combination is approved and completed or we have not consummated a Business Combination by November 5, 2023.

If the Charter Amendment Proposal and the Trust Amendment Proposal are not approved, we may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension. If the Adjournment Proposal is not approved, our Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Q:	Why should I vote “FOR” the Charter Amendment Proposal and the Trust Amendment Proposal?

A:	Our Board believes stockholders will benefit from us consummating a Business Combination and is proposing the Charter Amendment Proposal and the Trust Amendment Proposal to extend the Combination Period for an additional six months, from May 5, 2023 to November 5, 2023. The Charter Amendment Proposal and the Trust Amendment Proposal would give us the opportunity to complete a Business Combination.

Our Charter provides that if our stockholders approve an amendment to our Charter that would affect the substance or timing of our obligation to redeem 100% of our Public Shares if we do not complete a Business Combination before May 5, 2023, we will provide our Public Stockholders with the opportunity to redeem all or a portion of their Public Shares upon such approval at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares. We believe that this Charter provision was included to protect our stockholders from having to sustain their investments for an unreasonably long period if we failed to find a suitable Business Combination in the timeframe contemplated by the Charter. Our Board also believes, however, that it is in the best interests of our stockholders to provide us with additional time to complete a Business Combination.

Q:	Why should I vote “FOR” the Adjournment Proposal?

A:	If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date or dates in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal.

Q:	When would the Board abandon the Extension?

A:	We are not permitted to redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. Accordingly, we will not proceed with the Extension if redemptions of our Public Shares would cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Q:	How do the Company insiders intend to vote their shares?

A:	Our Sponsor, officers, directors, and/or their affiliates are expected to vote any common stock over which they have voting control (including any Public Shares owned by them) in favor of all of the proposals. Our Sponsor, officers, directors, and/or their affiliates own 2,889,149 shares of common stock. As of the Record Date, our Sponsor, officers, directors, and/or their affiliates beneficially own an aggregate of approximately 20% of our outstanding common stock.

None of the Sponsor, directors, executive officers and their affiliates currently have an intention to purchase Public Shares or Public Warrants prior to the Special Meeting. However, subject to Rule 14e-5, at any time prior to the Special Meeting, during a period when they are not then aware of any material nonpublic information regarding us or our securities, the Sponsor, directors, executive officers and their affiliates may purchase Public Shares or Public Warrants prior to the Special Meeting. The purpose of such transactions would be to increase the likelihood of satisfaction of the requirements to consummate the Business Combination, where it appears that such requirements may not otherwise be met. In the event that purchases do occur, the purchasers may seek to purchase shares from stockholders who would otherwise have voted against the proposals. If such purchases occur, our public “float” may be reduced, possibly making it difficult to obtain or maintain the quotation, listing or trading of our securities on Nasdaq or another national securities exchange. Any such purchases will be reported pursuant to Section 13 and Section 16 of the Exchange Act to the extent such purchasers are subject to such reporting requirements. To the extent that any such securities are purchased, such public securities will not be voted as required by Tender Offers and Schedules Compliance and Disclosure Interpretations Question 166.01 promulgated by the SEC. Any Public Shares held by our affiliates may be voted in favor of the proposals.

In the event that the Sponsor, directors, executive officers and their affiliates purchase Public Shares in privately negotiated transactions from Public Stockholders who have already elected to exercise their redemption rights, such selling stockholders would be required to revoke their prior elections to redeem their Public Shares. To the extent the transaction occurs following the date of this proxy statement, the purchase price of any Public Shares to be acquired by the Sponsor, directors, executive officers and their affiliates, will be at a price no higher than the redemption price offered to Public Stockholders. In addition, we will file a Current Report on Form 8-K and will file a proxy supplement, to disclose any arrangements entered into or significant purchases made by any of the aforementioned persons that would affect the vote. Any such disclosures will include descriptions of any arrangements entered into or significant purchases by any of the aforementioned persons, and will describe the material costs of such arrangements to the purchaser, as well as their potential impact to the Business Combination.

Q:	What vote is required to adopt the Charter Amendment Proposal?

A:	The approval of the Charter Amendment Proposal requires the affirmative vote (in person online or by proxy) of holders of at least 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. A stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against this proposal.

Q:	What vote is required to adopt the Trust Amendment Proposal?

The approval of the Trust Amendment Proposal requires the affirmative vote (in person online or by proxy) of holders of at least 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. A stockholder’s failure to vote by proxy or to vote in person online at the Special Meeting, an abstention from voting, or a broker non-vote will have the same effect as a vote against this proposal.

Q:	What vote is required to adopt the Adjournment Proposal?

If presented, the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders present in person online or represented by proxy at the Special Meeting and entitled to vote thereon.

Q:	What if I do not want to vote “FOR” the Charter Amendment Proposal or the Trust Amendment Proposal?

A:	If you do not want the Charter Amendment Proposal or the Trust Amendment Proposal to be approved, you must abstain, not vote, or vote against the proposals. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, and the Extension is implemented, the Withdrawal Amount will be withdrawn from the Trust Account and paid to the redeeming Public Stockholders.

Q:	Will you seek any further extensions to liquidate the Trust Account?

A:	Other than the Extension described in this proxy statement, we do not currently anticipate seeking any further extensions to consummate a Business Combination. We have provided that all Public Stockholders, including those who vote for the Extension, may elect to redeem their Public Shares into their pro rata portion of the Trust Account. Those Public Stockholders who elect not to redeem their Public Shares now shall retain redemption rights with respect to future Business Combinations or, if we do not consummate a Business Combination by November 5, 2023, such holders shall be entitled to their pro rata portion of the Trust Account on such date.

Q:	What happens if the Charter Amendment Proposal is not approved?

A:	If the Charter Amendment Proposal is not approved and we have not consummated a Business Combination by May 5, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our Initial Stockholders have waived their rights to liquidating distributions from the Trust Account with respect to any Founder Shares and any Public Shares held by them. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the Public Shares held by the Public Stockholders (other than the Initial Stockholders). There will be no distribution from the Trust Account with respect to our Public Warrants, which will expire worthless if we wind up.

Q:	If the Charter Amendment Proposal and Trust Amendment Proposal are approved, what happens next?

A:	If the Charter Amendment Proposal is approved, we will file an amendment to the Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time we must complete an initial Business Combination until November 5, 2023. If the Trust Amendment Proposal is approved, we will execute an amendment to Trust Agreement in the form of Annex B hereto. We will remain a reporting company under the Exchange Act, and our Units, common stock, and Public Warrants will remain publicly traded. We will then continue to work to consummate an initial Business Combination by November 5, 2023.

If the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. We cannot predict the amount that will remain in the Trust Account if the Extension is implemented, and the amount remaining in the Trust Account may be only a fraction of the amount that was in the Trust Account as of April 1, 2023. However, we will not proceed with the Extension if redemptions of our Public Shares in connection with the Extension would cause us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Q:	If I do not exercise my redemption rights now, would I still be able to exercise my redemption rights in connection with any future initial Business Combination?

A:	Unless you elect to redeem your shares at this time, you will be able to exercise redemption rights in respect of any future Business Combination subject to any limitations set forth in our Charter.

Q:	How do I change my vote?

A:	If you have submitted a proxy to vote your shares and wish to change your vote, you may do so by delivering a later dated, signed proxy card to Okapi, our proxy solicitor, prior to the date of the Special Meeting or by voting in person via the virtual meeting platform at the Special Meeting. Attendance at the Special Meeting alone will not change your vote. You also may revoke your proxy by sending a notice of revocation to: Okapi Partners LLC, 1212 Avenue of the Americas, 17th Floor New York, NY 10036.

Q:	How are votes counted?

A:	Votes will be counted by the inspector of election appointed for the meeting, who will separately count “FOR”, “AGAINST” or “ABSTAIN” votes, as well as broker non-votes.

Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% our issued and outstanding shares of common stock as of the Record Date for the Special Meeting.

Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of our issued and outstanding shares of common stock as of the Record Date for the Special Meeting.

Approval of the Adjournment Proposal, if presented, requires the affirmative vote of a simple majority of the issued and outstanding shares of common stock entitled to vote, represented in person or by proxy. Accordingly, a stockholder’s failure to vote by proxy or to vote online at the Special Meeting will not be counted towards the number of shares required to validly establish a quorum, and if a valid quorum is otherwise established, it will have no effect on the outcome of any vote on the Adjournment Proposal.

With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but abstentions and broker non-votes will have no effect on the approval the Adjournment Proposal.

If your shares are held by your broker as your nominee (that is, in “street name”), you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	If my shares are held in “street name,” will my broker automatically vote them for me?

A:	No. Under the rules of various national and regional securities exchanges, your broker, bank, or nominee can vote your shares with respect to “discretionary” items, but not with respect to “non-discretionary” items. Discretionary items are proposals considered routine under the rules of Nasdaq applicable to member brokerage firms. These rules provide that for routine matters your broker has the discretion to vote shares held in street name in the absence of your voting instructions. Your broker, bank or nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank, or nominee. We believe both the proposals presented to the stockholders will be considered non-discretionary and therefore your broker, bank, or nominee cannot vote your shares without your instruction. Your bank, broker, or other nominee can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares in accordance with directions you provide. If your shares are held by your broker as your nominee, which we refer to as being held in “street name”, you may need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares.

Q:	What is a quorum requirement?

A:	A quorum of our stockholders is necessary to hold a valid meeting. A quorum will be present at the Special Meeting if a majority of the common stock outstanding and entitled to vote at the Special Meeting is represented in person online or by proxy.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank, or other nominee) or if you vote in person online at the Special Meeting. Abstentions and broker non-votes will be counted towards the quorum requirement but will not count as a vote cast at the Special Meeting. In the absence of a quorum, the chairman of the meeting has power to adjourn the Special Meeting.

Q:	Who can vote at the Special Meeting?

A:	Only holders of record of our common stock at the close of business on the Record Date are entitled to have their vote counted at the Special Meeting and any adjournments thereof. On the Record Date, 14,446,649 shares of common stock were outstanding and entitled to vote.

Stockholder of Record: Shares Registered in Your Name. If on the Record Date your shares were registered directly in your name with CST, our transfer agent, then you are a stockholder of record. As a stockholder of record, you may vote in person at the Special Meeting or vote by proxy. Whether or not you plan to attend the Special Meeting in person (via the virtual meeting platform), we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank. If on the Record Date your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	How does the Board recommend I vote?

A:	After careful consideration of the terms and conditions of these proposals, our Board has determined that the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal are in our best interests and those of our stockholders. The Board recommends that our stockholders vote “FOR” each of the Charter Amendment Proposal, the Trust Amendment Proposal and, if presented, the Adjournment Proposal.

Q:	What interests do the Company’s Sponsor, directors and officers have in the approval of the proposals?

A:	The Board and our executive officers may have interests in the proposals that are different from, in addition to or in conflict with, yours. These interests include ownership of Founder Shares and Private Placement Warrants that would become worthless if we do not complete an initial Business Combination within the applicable time period and the possibility of future compensatory arrangements. See the section entitled “Interests of our Sponsor, Directors and Officers”.

Q:	Do I have appraisal rights if I object to the Charter Amendment Proposal and the Trust Amendment Proposal?

A:	No. There are no appraisal rights available to holders of shares of common stock or Public Warrants in connection with the Charter Amendment Proposal or the Trust Amendment Proposal.

Q:	What do I need to do now?

A:	We urge you to read carefully and consider the information contained in this proxy statement, including the annexes, and to consider how the proposals will affect you as our stockholder. You should then vote as soon as possible in accordance with the instructions provided in this proxy statement and on the enclosed proxy card.

Q:	How do I vote?

A:	If you are a holder of record of our common stock, you may vote in person at the Special Meeting or by submitting a proxy for the Special Meeting. Whether or not you plan to attend the Special Meeting in person, we urge you to vote by proxy to ensure your vote is counted. You may submit your proxy by completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope. You may still attend the Special Meeting and vote in person if you have already voted by proxy.

If your shares of our common stock are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Special Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the Special Meeting unless you request and obtain a valid proxy from your broker or other agent.

Q:	What will happen if I abstain from voting or fail to vote at the Special Meeting?

A:	At the Special Meeting, we will count a properly executed proxy marked “ABSTAIN” with respect to a particular proposal as present for purposes of determining whether a quorum is present. For purposes of approval, an abstention or failure to vote will have the same effect as a vote against the Charter Amendment Proposal and the Trust Amendment Proposal and will have no effect on the Adjournment Proposal.

Q:	What will happen if I sign and return my proxy card without indicating how I wish to vote?

A:	Signed and dated proxies received by us without an indication of how the stockholder intends to vote on a proposal will be voted in favor of each proposal presented to the stockholders.

Q:	Do I need to attend the Special Meeting in person online to vote my shares?

A:	No. You are invited to attend the Special Meeting in person online to vote on the proposals described in this proxy statement. However, you do not need to attend the Special Meeting in person online to vote your shares. Instead, you may submit your proxy by signing, dating, and returning the applicable enclosed proxy card(s) in the pre-addressed postage-paid envelope. Your vote is important. We encourage you to vote as soon as possible after carefully reading this proxy statement.

Q:	If I am not going to attend the Special Meeting in person online, should I return my proxy card instead?

A:	Yes. After carefully reading and considering the information contained in this proxy statement, please submit your proxy, as applicable, by completing, signing, dating, and returning the enclosed proxy card in the postage-paid envelope provided.

Q:	Will how I vote affect my ability to exercise redemption rights?

A:	No. You may exercise your redemption rights whether you vote your Public Shares for or against the Charter Amendment Proposal or the Trust Amendment Proposal or do not vote your shares. As a result, the Charter Amendment Proposal and the Trust Amendment Proposal can be approved by stockholders who will redeem their Public Shares and no longer remain stockholders, leaving stockholders who choose not to redeem their Public Shares holding shares in a company with a less liquid trading market, fewer stockholders, less cash, and the potential inability to meet the listing standards of Nasdaq.

Q:	How do I redeem my common stock?

A:	If the Extension is implemented, each Public Stockholder may seek to redeem such stockholder’s Public Shares for its pro rata portion of the funds available in the Trust Account, less any income taxes owed on such funds but not yet paid. You will also be able to redeem your Public Shares in connection with any stockholder vote to approve a proposed Business Combination, or if we have not consummated a Business Combination by November 5, 2023.

In connection with tendering your shares for redemption, you must elect either to physically tender your share certificates to CST, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004, Attn: mtumulty@continentalstock.com, at least two business days prior to the Special Meeting or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The redemption rights include the requirement that you must identify yourself in writing as a beneficial holder and provide your legal name, phone number and address in order to validly redeem your Public Shares.

Certificates that have not been tendered in accordance with these procedures at least two business days prior to the Special Meeting will not be redeemed for cash. Any request for redemption, once made by a Public Stockholder, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In addition, if you deliver your shares for redemption to the transfer agent and later decide prior to the Special Meeting not to redeem your shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above.

Q: What is the impact of the Inflation Reduction Act on redemptions made in connection with the Extension?

A:	On August 16, 2022, the Inflation Reduction Act of 2022 (the “IR Act”) was signed into federal law. The IR Act provides for, among other things, a new U.S. federal 1% excise tax on certain repurchases of stock by publicly traded U.S. domestic corporations and certain U.S. domestic subsidiaries of publicly traded foreign corporations occurring on or after January 1, 2023 (the “Excise Tax”). The Excise Tax is imposed on the repurchasing corporation itself, not its shareholders from which shares are repurchased. The amount of the Excise Tax is generally 1% of the fair market value of the shares repurchased at the time of the repurchase. However, for purposes of calculating the Excise Tax, repurchasing corporations are permitted to net the fair market value of certain new stock issuances against the fair market value of stock repurchases during the same taxable year. In addition, certain exceptions apply to the Excise Tax. The U.S. Department of the Treasury (the “Treasury”) has been given authority to provide regulations and other guidance to carry out and prevent the abuse or avoidance of the Excise Tax. As of the time of this filing, the Treasury has issued Notice 2023-2, which provides some guidance regarding the Excise Tax.

Any redemptions occurring in connection with the Extension or a subsequent Business Combination may be subject to the Excise Tax. Whether and to what extent we would be subject to the Excise Tax would depend on a number of factors, including (i) the fair market value of the redemptions in connection with the Extension or a subsequent Business Combination, (ii) the structure of any Business Combination, (iii) the nature and amount of any private investment in public equity or other equity issuances in connection with the Business Combination (or otherwise issued not in connection with the Business Combination but issued within the same taxable year of the Business Combination) and (iv) the content of regulations and other future guidance from the Treasury. In addition, because the Excise Tax would be payable by us and not by the redeeming holder, the mechanics of any required payment of the Excise Tax have not been determined. The foregoing could cause a reduction in the cash available on hand to complete a Business Combination and in our ability to complete a Business Combination.

Q:	What should I do if I receive more than one set of voting materials?

A:	You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards, or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. If you are a holder of record and your shares are registered in more than one name, you will receive more than one proxy card. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast your vote with respect to all of your shares.

Q:	Who is paying for this proxy solicitation?

A:	We will pay for the entire cost of soliciting proxies. We have also retained Okapi, a proxy solicitation firm, for assistance in connection with the solicitation of proxies for the Special Meeting. Any customary fees of Okapi will be paid by us. We estimate that our proxy solicitor fees will be approximately $25,000 plus disbursements. In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

Q:	Where do I find the voting results of the Special Meeting?

A:	We will announce preliminary voting results at the Special Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K we are required to file with the SEC within four business days following the Special Meeting.

Q:	Who can help answer my questions?

A:	If you have questions about the stockholder proposals, or if you need additional copies of this proxy statement, the proxy card, or the consent card you should contact our proxy solicitor at:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Shareholders and All Others Call Toll-Free: (855) 208-8903

E-mail: info@okapipartners.com

You may also contact us at:

TG Venture Acquisition Corp.

Attn: Secretary
1390 Market Street, Suite 200

San Francisco, CA 94102

Tel: (628) 251-1369
Email: TGVC@tsangsgroup.co

You may also obtain additional information about us from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information”.

FORWARD-LOOKING STATEMENTS

This proxy statement and the documents to which we refer you in this proxy statement contain “forward-looking statements” as that term is defined by the Private Securities Litigation Reform Act of 1995, which we refer to as the Act, and the federal securities laws. Any statements that do not relate to historical or current facts or matters are forward-looking statements. You can identify some of the forward-looking statements by the use of forward-looking words such as “anticipate,” “believe,” “plan,” “estimate,” “expect,” “intend,” “should,” “may” and other similar expressions, although not all forward-looking statements contain these identifying words. There can be no assurance that actual results will not materially differ from expectations. Such statements include, but are not limited to, any statements relating to our ability to consummate a Business Combination, and any other statements that are not statements of current or historical facts. These forward-looking statements are based on information available to us as of the date of the proxy materials and current expectations, forecasts and assumptions and involve a number of risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date and we undertake no obligation to update forward-looking statements to reflect events or circumstances after the date they were made.

These forward-looking statements involve a number of known and unknown risks and uncertainties or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Some factors that could cause actual results to differ include:

●	our ability to affect the Charter Amendment or the Trust Amendment or consummate a Business Combination;

●	unanticipated delays in the distribution of the funds from the Trust Account;

●	claims by third parties against the Trust Account; or

●	our ability to finance and consummate a Business Combination.

These forward-looking statements are based on information available as of the date they were made, and current expectations, forecasts, and assumptions, and involve a number of judgments, risks and uncertainties. Accordingly, forward-looking statements should not be relied upon as representing our views as of any subsequent date, and we do not undertake any obligation to update forward-looking statements to reflect events or circumstances after the date they were made, whether as a result of new information, future events or otherwise, except as may be required under applicable securities laws.

RISK FACTORS

In addition to the below risk factors, you should consider carefully all of the risks described in our Annual Report on Form 10-K filed with the Securities and Exchange Commission (the “SEC”) on March 29, 2023, any subsequent Quarterly Report on Form 10-Q filed with the SEC and in the other reports we file with the SEC before making a decision to invest in our securities. The risks and uncertainties described in the aforementioned filings and below are not the only ones we face. Additional risks and uncertainties that we are unaware of, or that we currently believe are not material, may also become important factors that adversely affect our business, financial condition and operating results or result in our liquidation.

If we were considered to be a “foreign person,” we might not be able to complete an initial Business Combination with a U.S. target company if such initial Business Combination is subject to U.S. foreign investment regulations or review by a U.S. government entity, such as the Committee on Foreign Investment in the United States (“CFIUS”).

Our Sponsor is incorporated in Hong Kong and is controlled by or has substantial ties with non-U.S. persons domiciled in Hong Kong. Acquisitions and investments by non-U.S. Persons in certain U.S. business may be subject to rules or regulations that limit foreign ownership. CFIUS is an interagency committee authorized to review certain transactions involving investments by foreign persons in U.S. businesses that have a nexus to critical technologies, critical infrastructure and/or sensitive personal data in order to determine the effect of such transactions on the national security of the United States. Were we considered to be a “foreign person” under such rules and regulations, any proposed Business Combination between us and a U.S. business engaged in a regulated industry, or which may affect national security could be subject to such foreign ownership restrictions, CFIUS review and/or mandatory filings.

If our proposed initial Business Combination falls within the scope of foreign ownership restrictions, we may be unable to consummate an initial Business Combination with such business. In addition, if our initial Business Combination falls within CFIUS’s jurisdiction, we may be required to make a mandatory filing or determine to submit a voluntary notice to CFIUS, or to proceed with the initial Business Combination without notifying CFIUS and risk CFIUS intervention, before or after closing the initial Business Combination. CFIUS may decide to block or delay our initial Business Combination, impose conditions to mitigate national security concerns with respect to such initial Business Combination or order us to divest all or a portion of a U.S. business of the combined company if we had proceeded without first obtaining CFIUS clearance. The potential limitations and risks may limit the attractiveness of a transaction with us or prevent us from pursuing certain Business Combination opportunities that we believe would otherwise be beneficial to us and our stockholders. As a result, the pool of potential targets with which we could complete an initial Business Combination may be limited and we may be adversely affected in terms of competing with other special purpose acquisition companies which do not have similar foreign ownership issues. Moreover, the process of government review, whether by CFIUS or otherwise, could be lengthy.

Because we have only a limited time to complete our initial Business Combination, our failure to obtain any required approvals within the requisite time-period may require us to liquidate. If we liquidate, our Public Stockholders may only receive their pro rata share of amounts held in the Trust Account, and our Public Warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

The SEC has recently issued proposed rules to regulate special purpose acquisition companies. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with such proposals may increase our costs and the time needed to complete our initial Business Combination and may constrain the circumstances under which we could complete a Business Combination.

On March 30, 2022, the SEC issued proposed rules (the “SPAC Rule Proposals”), which include proposals relating to disclosures in Business Combination transactions between special purpose acquisition companies (“SPACs”) such as us and private operating companies; the condensed financial statement requirements applicable to transactions involving shell companies; the use of projections by SPACs in SEC filings in connection with proposed Business Combination transactions; the potential liability of certain participants in proposed Business Combination transactions; and the extent to which SPACs could become subject to regulation under the Investment Company Act of 1940, as amended (“Investment Company Act”), including a proposed rule that would provide SPACs a safe harbor from treatment as an investment company if they satisfy certain conditions that limit a SPAC’s duration, asset composition, business purpose and activities. Certain of the procedures that we, a potential Business Combination target, or others may determine to undertake in connection with the SPAC Rule Proposals, or pursuant to the SEC’s views expressed in the SPAC Rule Proposals, may increase the costs and the time required to consummate a Business Combination, and may constrain the circumstances under which we could complete a Business Combination.

There are no assurances that the Extension will enable us to complete an initial Business Combination.

Approving the Charter Amendment Proposal and the Trust Amendment Proposal involves a number of risks. Even if such proposals are approved and the Extension is implemented, we can provide no assurances that an initial Business Combination will be consummated prior to the Extended Date. Our ability to consummate a Business Combination is dependent on a variety of factors, many of which are beyond our control. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved and the Extension is implemented, we expect to seek stockholder approval of a Business Combination. We are required to offer the Public Stockholders the opportunity to redeem their Public Shares in connection with the approval of the Charter Amendment Proposal and the Trust Amendment Proposal and the implementation of the Extension, and we will be required to offer the Public Stockholders redemption rights again in connection with any stockholder vote to approve a Business Combination. Even if such proposals are approved and the Extension is implemented, or if a Business Combination is approved by our stockholders, it is possible that redemptions will leave us with insufficient cash to consummate a Business Combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the implementation of the Extension and a Business Combination vote could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our stockholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that stockholders will be able to dispose of their shares at favorable prices, or at all.

The ability of the Public Stockholders to exercise redemption rights with respect to a large number of Public Shares if the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Extension is implemented may adversely affect the liquidity of our securities.

Pursuant to our Charter, each Public Stockholder may seek to redeem their Public Shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares, in connection with the approval of the Charter Amendment Proposal and Trust Amendment Proposal and the implementation of the Extension. The ability of the Public Stockholders to exercise such redemption rights with respect to a large number of Public Shares may adversely affect the liquidity of our securities. As a result, if the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Extension is implemented, you may be unable to sell your Public Shares even if the per-share market price is higher than the per-share redemption price paid to Public Stockholders that elected to redeem their Public Shares in connection with the approval of the Charter Amendment Proposal and the Trust Amendment Proposal and the implementation of the Extension.

If following the approval of the Charter Amendment Proposal and the Trust Amendment Proposal and the implementation of the Extension we are no longer in compliance with the continued listing requirements of Nasdaq, Nasdaq may delist our securities from trading on its exchange, which could limit investors’ ability to make transactions in our securities and subject us to additional trading restrictions.

Our securities are currently listed on Nasdaq, a national securities exchange. We cannot assure you that our securities will continue to be listed on Nasdaq in the future prior to a Business Combination, including following any stockholder redemptions in connection with certain amendments to our Charter, such as the Charter Amendment Proposal. If the Public Stockholders exercise redemption rights with respect to a large number of Public Shares in connection with the approval of the Charter Amendment Proposal and the Trust Amendment Proposal and the implementation of the Extension, our securities may no longer meet Nasdaq’s continued listing requirements and Nasdaq may delist our securities from trading on its exchange.

We expect that if our Class A common stock fails to meet Nasdaq’s continued listing requirements our Public Warrants and our Units will also fail to meet Nasdaq continued listing requirements for those securities. We cannot assure you that any of our Class A common stock, Public Warrants or Units will be able to meet any of Nasdaq’s continued listing requirements following any stockholder redemptions of Public Shares in connection with the approval of the Charter Amendment Proposal and the Trust Amendment Proposal and implementation of the Extension. If Nasdaq delists any of our securities from trading on its exchange and we are not able to list such securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. However, if this were to occur, we could face significant material adverse consequences, including:

●	a limited availability of market quotations for our securities;

●	reduced liquidity with respect to our securities;

●	a determination that our shares of Class A common stock are “penny stock” which will require brokers trading in our shares of Class A common stock to adhere to more stringent rules, possibly resulting in a reduced level of trading activity in the secondary trading market for our shares of Class A common stock;

●	a limited amount of news and analyst coverage for our company; and

●	a decreased ability to issue additional securities or obtain additional financing in the future.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Because our Class A common stock and Public Warrants are currently listed on Nasdaq, our Class A common stock and Public Warrants are covered securities. Although the states are preempted from regulating the sale of our securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by blank check companies, certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not be covered securities and we would be subject to regulation in each state in which we offer our securities.

Since our Initial Stockholders will lose their entire investment in us if our initial Business Combination is not completed, the Board may have a conflict of interest in making their recommendation that you vote in favor of the Charter Amendment Proposal and the Trust Amendment Proposal.

Between February and March 2021, our Sponsor and its affiliates purchased 2,889,149 shares of our Class B common stock, for an aggregate price of $25,982, which we refer to as Founder Shares. On November 2, 2021, the Sponsor entered into an agreement with our three independent directors, under which the Sponsor sold to each of them 30,000 Founder Shares owned by the Sponsor as an inducement to serve as our directors for a purchase price of $0.009 per share, or an aggregate of $810. Our Initial Stockholders currently hold an aggregate of 2,889,149 Founder Shares, which will automatically convert into shares of Class A common stock at the time of our initial Business Combination, on a one-for-one basis, subject to adjustment.

On November 5, 2021, simultaneously with the consummation of our IPO, we completed the private sale of an aggregate of 5,500,000 Private Placement Warrants at a purchase price of $1.00 per warrant, generating gross proceeds to us of $5,500,000. Such warrants are exercisable to purchase one share of Class A common stock at a price of $11.50 per share.

Our Initial Stockholders have waived their rights to liquidating distributions from the Trust Account with respect to any shares of any Founder Shares and any Public Shares held by them if we do not complete an initial Business Combination by May 5, 2023, or, if the Charter Amendment Proposal and Trust Amendment Proposal are approved and the Extension is implemented, the Extended Date. The Founder Shares and the Private Placement Warrants will therefore be worthless if we do not complete an initial Business Combination. As such, our Initial Stockholders will benefit from the completion of the Business Combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to stockholders rather than liquidating.

These interests, among others, may influence our directors in making their recommendation that you vote in favor of the Charter Amendment Proposal and the Trust Amendment Proposal. See the section of this proxy statement entitled “Interests of Our Sponsor, Directors and Officers.”

BACKGROUND

We are a blank check company incorporated under the laws of the State of Delaware on February 8, 2021, and our business purpose is to effect a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

On November 5, 2021, we consummated our IPO of 11,500,000 Units which included 1,500,000 Units upon a full exercise of the underwriters’ over-allotment option. Each Unit consists of one share of our Class A common stock, par value $0.0001 per share, and one redeemable warrant, with each warrant entitling the holder thereof to purchase one share of our Class A common stock for $11.50 per share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to us of $115,000,000.

Prior to the IPO, between February and March 2021, our Sponsor and its affiliates purchased 2,889,149 Founder Shares, for an aggregate price of $25,982. On November 2, 2021, the Sponsor entered into an agreement with our three independent directors, under which the Sponsor sold to each of them 30,000 Founder Shares owned by the Sponsor as an inducement to serve as our directors for a purchase price of $0.009 per share, or an aggregate of $810. The Founder Shares vested upon the consummation of the IPO.

On November 5, 2021, simultaneously with the consummation of our IPO, we completed the private sale of an aggregate of 5,500,000 Private Placement Warrants to our Sponsor, generating gross proceeds to us of $5,500,000. Such warrants are exercisable to purchase one share of Class A common stock at a price of $11.50 per share.

Transaction costs of the IPO amounted to $3,040,822 consisting of $1,150,000 of underwriting commissions, $575,000 of fair value of the Units issued to ThinkEquity LLC (the representative of the underwriters), $579,110 of fair value of the Founder Shares sold to advisors in excess of proceeds, and $736,712 of other offering costs. The remaining proceeds will be used for paying existing accounts payable, identifying and evaluating prospective initial Business Combination candidates, performing due diligence on prospective target businesses, paying for travel expenditures, selecting the target business to merge with or acquire, and structuring, negotiating and consummating the Flexi Business Combination.

Upon the closing of the IPO and the Private Placement, an amount of $117,300,000 ($10.20 per Unit) from the net proceeds of the sale of Units in the IPO and a portion of the proceeds of the sale of the Private Placement Warrants was deposited into the Trust Account, and will be invested only in U.S. government securities with a maturity of 180 days or less or in money market funds meeting certain conditions under Rule 2a-7 under the Investment Company Act which invest only in direct Treasury obligations. Based on the amount in the Trust Account as of April 1, 2023, which was approximately $119.5 million, we anticipate that the per-share price at which Public Shares will be redeemed from cash in the Trust Account will be approximately $10.37 at the time of the Special Meeting.

On December 5, 2022, we entered into the Business Combination Agreement with Flexi and the other parties thereto, setting forth the terms and conditions of the Flexi Business Combination. While we have entered into the Business Combination Agreement with Flexi and the other parties thereto, there can be no assurance that all of the conditions precedent set forth in the Business Combination Agreement will be satisfied or that the Flexi Business Combination will be consummated.

Except with respect to interest earned on the funds held in the Trust Account that may be released to us to pay franchise and income tax obligations (less up to $100,000 of interest to pay dissolution expenses), the proceeds from the IPO and the sale of the Private Placement Warrants will not be released from the Trust Account until the earliest of: (a) the completion of the initial Business Combination; (b) the redemption of any Public Shares properly submitted in connection with a stockholder vote to amend our Charter: (i) to modify the substance or timing of our obligation to allow redemption in connection with the initial Business Combination or certain amendments to our Charter prior thereto or to redeem 100% of the Public Shares if we are unable to complete the initial Business Combination within 18 months from the closing of the IPO, May 5, 2023 (which following implementation of the Extension would be extended to November 5, 2023); or (ii) with respect to any other provision relating to stockholders’ rights or pre-Business Combination activity; and (c) the redemption of 100% of the Public Shares if we are unable to complete the initial Business Combination within the required time frame (subject to the requirements of applicable law).

To mitigate the risk of us being deemed to have been operating as an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act), we will, on or prior to the 24-month anniversary of the effective date of the closing of our IPO, instruct CST, the trustee with respect to the Trust Account, to liquidate the U.S. government securities held in the Trust Account and thereafter to hold all funds in the Trust Account in cash until the earlier of consummation of our initial Business Combination or liquidation. As a result, following such liquidation, we will likely receive minimal interest, if any, on the funds held in the Trust Account, which would reduce the dollar amount our Public Stockholders would receive upon our redemption or liquidation. Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things, direct or indirect ownership of Class B common stock and warrants that may become exercisable in the future. See the section entitled “Interests of our Sponsor, Directors and Officers”.

Only holders of record of the common stock are entitled to have their votes counted at the Special Meeting or any adjournment thereof. On the Record Date of the Special Meeting, there were 14,446,649 shares of common stock outstanding, of which 11,557,500 were Class A common stock and 2,889,149 were Class B common stock. Our warrants do not have voting rights in connection with the Charter Amendment Proposal, the Trust Amendment Proposal or the Adjournment Proposal.

As a Delaware corporation with no operations or subsidiaries in China and having conducted a target search outside of China, we are not required to obtain permission from any Chinese authorities to operate or consummate a Business Combination. We have not been contacted by any Chinese authorities in connection with its operations or the Flexi Business Combination, and we do not expect that permission will be required from the Chinese authorities in the future. Though our sponsor is a Hong Kong company, a majority of our management are located outside of China (including Hong Kong and Macau) and we will not enter into a Business Combination with any entity that conducts a majority of its business or is headquartered in China (including Hong Kong and Macau).

Our executive office is located at 1390 Market Street, Suite 200, San Francisco, California 94102, and our telephone number is (628) 251-1369.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of shares of our common stock as of March 30, 2023, by:

●	each person known by us to be the beneficial owner of more than 5% of our common stock on March 30, 2023;

●	each of our directors and executive officers; and

●	all of our directors and executive officers as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all shares of our common stock beneficially owned by them.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

Beneficial Ownership Table of TGVC

Name and Address of Beneficial Owner(1)	Number of Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Company Common Stock(3)
Directors and Executive Officers:
Pui Lan Patrick Tsang(4)	1,710,816	11.84%
Philip Rettger(5)	0	—
Jason Cheng Yuen Ma	30,000	*
Komal Ahmad	30,000	*
Michael Alexander	30,000	*
All directors and executive officers as a group (5 individuals)	1,800,816	12.47%

5% or More Stockholders:
Tsangs Group Holdings Limited(4)	1,710,816	11.84%
Dragon Active Limited(6)	788,333	5.46%

*	than 1%.

(1)	Unless otherwise indicated, the business address of each of the individuals and entities is 1390 Market Street, Suite 200, San Francisco, CA 94102.

(2)	Interests shown consist solely of Founder Shares, classified as shares of our Class B common stock. Founder Shares are convertible into shares of our Class A common stock on a one-for-one basis, subject to adjustment, as set forth in our Charter.

(3)	The percent of class is based on 14,446,649 total shares of common stock issued and outstanding as of March 30, 2023.

(4)	Mr. Tsang, our Chief Executive Officer, is the sole owner, sole director and managing member of Tsangs Group Holdings Limited and therefore holds voting and dispositive control over the securities held by Tsangs Group Holdings Limited. The business address of Tsangs Group Holdings Limited is Room 6801, 68th Floor, The Center, 99 Queen’s Road Central, Central, Hong Kong.

(5)	Mr. Rettger owns 80,000 shares, which are held in trust by Dragon Active Limited. Dragon Active Limited holds voting and dispositive control of these shares.

(6)	Chak Kwan Kelvin Liu has voting and dispositive control over the securities held by Dragon Active Limited. The business address of Dragon Active Limited is Flat 11B, Blk 1, Robinson Heights, 8 Robinson Road, Mid-Levels, Central, Hong Kong.

THE SPECIAL MEETING

Date, Time and Place

The Special Meeting of stockholders will be held on April 27, 2023 at 10:00 a.m., Eastern time, via live webcast at www.virtualshareholdermeeting.com/TGVC2023SM1, or at such other date, time and/or place as shall be determined by one or more of our executive officers.

Voting Power; Record Date

You will be entitled to vote or direct votes to be cast at the Special Meeting if you owned shares of our common stock at the close of business on April 3, 2023, the Record Date for the Special Meeting. You will have one vote per proposal for each share you owned at that time.

Votes Required

Approval of the Charter Amendment Proposal requires the affirmative vote of the holders of at least 65% of our issued and outstanding shares of common stock as of the Record Date for the Special Meeting.

Approval of the Trust Amendment Proposal requires the affirmative vote of the holders of at least 65% of our issued and outstanding shares of common stock as of the Record Date for the Special Meeting.

Approval of the Adjournment Proposal requires the affirmative vote of a simple majority of the issued and outstanding shares of common stock entitled to vote, represented in person or by proxy.

With respect to the Charter Amendment Proposal and the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes. Abstentions will be counted in connection with the determination of whether a valid quorum is established, but abstentions and broker non-votes will have no effect on the approval of the Adjournment Proposal.

At the close of business on the Record Date, there were 14,446,649 outstanding shares of common stock, including 11,500,000 Public Shares, 57,500 Representative Shares and 2,889,149 shares of Class B common stock, each of which entitles its holder to cast one vote per proposal.

If you do not want the Charter Amendment Proposal or the Trust Amendment Proposal approved, you should vote against the proposals or abstain from voting on the proposals. If you want to obtain your pro rata portion of the Trust Account in the event the Extension is implemented, you must demand redemption of your shares. Holders of Public Shares may redeem their Public Shares regardless of whether they vote for or against the Charter Amendment Proposal and Trust Amendment Proposal or abstain.

Proxies; Board Solicitation

Your proxy is being solicited by the Board on the proposals being presented to stockholders at the Special Meeting to approve the proposals. No recommendation is being made as to whether you should elect to redeem your shares. Proxies may be solicited in person or by telephone. If you grant a proxy, you may still revoke your proxy and vote your shares in person at the Special Meeting.

We have retained Okapi to aid in the solicitation of proxies. Okapi will receive a fee of approximately $25,000, plus disbursements of its expenses in connection with services relating to the Special Meeting, all of which will be paid by us. In addition, our officers and directors may solicit proxies by mail, telephone, facsimile, and personal interview, for which no additional compensation will be paid, though they may be reimbursed for their out-of-pocket expenses. We will bear the cost of preparing, assembling and mailing the enclosed form of proxy, this proxy statement and other materials which may be sent to stockholders in connection with this solicitation. We may reimburse brokerage firms and other nominee holders for their reasonable expenses in sending proxies and proxy material to the beneficial owners of our shares.

No Right of Appraisal

Our stockholders do not have appraisal rights under the DGCL in connection with the proposals to be voted on at the Special Meeting. Accordingly, our stockholders have no right to dissent and obtain payment for their shares.

Other Business

We are not currently aware of any business to be acted upon at the Special Meeting other than the matters discussed in this proxy statement. The form of proxy accompanying this proxy statement confers discretionary authority upon the named proxy holders with respect to amendments or variations to the matters identified in the accompanying Notice of Special Meeting and with respect to any other matters which may properly come before the Special Meeting. If other matters do properly come before the Special Meeting, or at any adjournment(s) of the Special Meeting, we expect that the shares of common stock represented by properly submitted proxies will be voted by the proxy holders in accordance with the recommendations of our Board.

Principal Executive Office

Our principal executive office is located at 1390 Market Street, Suite 200 San Francisco, CA 94102. Our telephone number at such address is (628) 251-1369.

THE CHARTER AMENDMENT PROPOSAL

The Charter Amendment Proposal

We are proposing to amend our Charter to extend the Combination Period for an additional six months, from May 5, 2023 to November 5, 2023. The approval of the Charter Amendment Proposal is essential to the overall implementation of the Board’s plan to allow us more time to complete a Business Combination. Approval of the Charter Amendment Proposal is a condition to the implementation of the Extension. A copy of the proposed amendment to our Charter to effectuate the Extension is attached to this proxy statement as Annex A.

All holders of our Public Shares, whether they vote for or against the Charter Amendment Proposal or do not vote at all, will be permitted to convert all or a portion of their Public Shares into their pro rata portion of the Trust Account, provided that the Extension is implemented. Holders of Public Shares do not need to be a holder of record on the Record Date in order to exercise redemption rights.

The Charter Amendment Proposal and the Trust Amendment Proposal are each cross-conditioned on the approval of the other

Reasons for the Charter Amendment Proposal

Our Charter originally provided that we have until May 5, 2023 to complete a Business Combination. If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the Combination Period will be extended for an additional six months, from May 5, 2023 to November 5, 2023 (i.e., 24 months from the consummation of the IPO).

On December 5, 2022 we entered into the Business Combination Agreement with Flexi and the other parties thereto. Completion of the Flexi Business Combination is subject to, among other matters, the satisfaction of the conditions precedent negotiated in the Business Combination Agreement and approval of the Flexi Business Combination by our stockholders. While we have entered into the Business Combination Agreement with Flexi and the other parties thereto, there can be no assurance that all of the conditions precedent set forth in the Business Combination Agreement will be satisfied or that the proposed Flexi Business Combination will be consummated.

Our Board believes that there will not be sufficient time before May 5, 2023 for us to consummate a Business Combination. Accordingly, we are seeking stockholder approval to extend the time for closing a Business Combination from May 5, 2023 to November 5, 2023. We and our officers and directors agreed that we would not seek to amend our Charter to allow for a longer period of time to complete a Business Combination unless we provided holders of Public Shares with the right to seek redemption of their Public Shares in connection with the amendment.

If the Charter Amendment Proposal is Not Approved

If the Charter Amendment Proposal is not approved by May 5, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our Initial Stockholders have waived their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and any Public Shares held by them. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the Public Shares held by the Public Stockholders (excluding the Initial Stockholders). There will be no distribution from the Trust Account with respect to our Public Warrants and our Private Placement Warrants, which will expire worthless if we wind up.

If the Charter Amendment is not approved and no Business Combination has closed, the Trust Account will be liquidated on May 5, 2023 as described above.

If the Charter Amendment Proposal is Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, we will file an amendment to our Charter with the Secretary of State of the State of Delaware in the form of Annex A hereto to extend the time by which we must complete a Business Combination from May 5, 2023 to November 5, 2023. We will remain a reporting company under the Exchange Act, and our Units, common stock, and public rights will remain publicly traded. We will then continue working to consummate a Business Combination by November 5, 2023.

You are not being asked to vote on any Business Combination at this time. If the Extension is implemented and you do not elect to redeem your Public Shares in connection with the Extension, you will retain the right to vote on a future Business Combination when it is submitted to stockholders and the right to redeem your Public Shares for cash from the Trust Account in the event such future Business Combination is approved and completed or we have not consummated a Business Combination by November 5, 2023.

If the Charter Amendment Proposal is approved, and the Extension is implemented, the removal of the Withdrawal Amount from the Trust Account in connection with the Election will reduce the amount held in the Trust Account. We cannot predict the amount that will remain in the Trust Account if the Charter Amendment Proposal is approved, and the amount remaining in the Trust Account may be only a fraction of the amount that was in the Trust Account as of April 1, 2023. However, we will not proceed with the Extension if the number of redemptions of our Public Shares causes us to have less than $5,000,001 of net tangible assets following approval of the Charter Amendment Proposal.

Redemption Rights

If the Charter Amendment Proposal is approved, and the Extension is implemented, Public Stockholders may elect to redeem their shares for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares. However, we may not redeem our Public Shares in an amount that would cause our net tangible assets to be less than $5,000,001. If the Charter Amendment is approved by the affirmative vote of holders of at least 65% of the issued and outstanding shares of common stock on the Record Date, the remaining holders of Public Shares will retain the opportunity to have their Public Shares redeemed in conjunction with the consummation of a Business Combination, subject to any limitations set forth in our Charter, as amended. In addition, Public Stockholders who vote for the Charter Amendment Proposal and do not make the Election would be entitled to have their shares redeemed for cash if we have not completed a Business Combination by November 5, 2023.

TO DEMAND REDEMPTION, YOU MUST ENSURE YOUR BANK OR BROKER COMPLIES WITH THE REQUIREMENTS IDENTIFIED HEREIN, INCLUDING SUBMITTING A WRITTEN REQUEST THAT YOUR SHARES BE REDEEMED FOR CASH TO THE TRANSFER AGENT AND DELIVERING YOUR SHARES TO THE TRANSFER AGENT PRIOR TO 5:00 P.M. ET ON APRIL 25, 2023. YOU WILL ONLY BE ENTITLED TO RECEIVE CASH IN CONNECTION WITH A REDEMPTION OF THESE SHARES IF YOU CONTINUE TO HOLD THEM UNTIL THE EFFECTIVE DATE OF THE CHARTER AMENDMENT AND ELECTION.

If properly demanded, we will redeem each Public Share for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes, divided by the number of then outstanding Public Shares. Based on the amount in the Trust Account as of April 1, 2023, this would amount to approximately $10.37 per share. The closing price of the common stock on April 6, 2023, the most recent closing price, was $10.38.

If you exercise your redemption rights, you will be exchanging your shares of common stock for cash and will no longer own the shares. You will be entitled to receive cash for these shares only if you properly demand redemption and tender your stock certificate(s) to our transfer agent prior to the vote on the Charter Amendment. We anticipate that a Public Stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment.

In connection with tendering your shares for redemption, you must elect either to physically tender your stock certificates to CST, our transfer agent, at Continental Stock Transfer & Trust Company, One State Street Plaza, 30th Floor, New York, New York 10004, Attn: mtumulty@continentalstock.com, prior to the vote for the Charter Amendment or to deliver your shares to the transfer agent electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) System, which election would likely be determined based on the manner in which you hold your shares. The redemption rights include the requirement that a redeeming holder must identify itself in writing as a beneficial holder and provide its legal name, phone number and address in order to validly redeem its Public Shares. The requirement for physical or electronic delivery prior to the vote at the Special Meeting ensures that a redeeming holder’s election is irrevocable once the Charter Amendment and the Trust Amendment are approved. In furtherance of such irrevocable election, stockholders making the election will not be able to tender their shares after the vote at the Special Meeting.

Through the DWAC system, this electronic delivery process can be accomplished by the stockholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical stock certificate, a stockholder’s broker and/or clearing broker, DTC, and our transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is our understanding that stockholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. We do not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical stock certificate. Such stockholders will have less time to make their investment decision than those stockholders that deliver their shares through the DWAC system. Stockholders who request physical stock certificates and wish to redeem their shares may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.

Certificates that have not been tendered in accordance with these procedures prior to the vote for the Charter Amendment will not be redeemed for a pro rata portion of the funds held in the Trust Account. Any request for redemption, once made by a Public Stockholder, may not be withdrawn once submitted to us unless our Board determines (in its sole discretion) to permit the withdrawal of such redemption request (which they may do in whole or in part). In addition, if you deliver your shares for redemption to the transfer agent and later decide prior to the Special Meeting not to redeem your shares, you may request that the transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a Public Stockholder tenders shares and the Charter Amendment Proposal is not approved or is abandoned, these shares will not be redeemed and the physical certificates representing these shares will be returned to the stockholder promptly following the determination that the Charter Amendment Proposal will not be approved or will be abandoned. We anticipate that a Public Stockholder who tenders shares for redemption in connection with the vote to approve the Charter Amendment Proposal would receive payment of the redemption price for such shares soon after the completion of the Charter Amendment. The transfer agent will hold the certificates of Public Stockholders that make the Election until such shares are redeemed for cash or returned to such stockholders.

Vote Required for Approval

The approval of the Charter Amendment Proposal requires the affirmative vote (in person online or by proxy) of the holders of 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting as of the Record Date. If the Charter Amendment Proposal is not approved, the Charter Amendment will not be implemented. Each of the Charter Amendment and the Trust Amendment is cross-conditioned on the approval of each other. With respect to the Charter Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

Interests of Our Sponsor, Directors and Officers

When you consider the recommendation of our Board, you should keep in mind that our executive officers and directors, and their affiliates, have interests that may be different from, or in addition to, your interests as a stockholder. These interests include, among other things:

●	The fact that (i) our Initial Stockholders paid a nominal amount for the Founder Shares (of which they currently hold an aggregate of 2,889,149 shares), which Founder Shares, if unrestricted and freely tradeable, would be valued at approximately $30 million in the aggregate, based on the closing price of our Class A common stock on April 6, 2023, (ii) such shares will be worthless if we do not consummate a Business Combination, and (iii) our Initial Stockholders can earn a positive rate of return on their investment even if the Public Stockholders experience a negative return following the consummation of a Business Combination;

●	The fact that our Initial Stockholders will lose their entire investment in us if our Business Combination is not completed, including loans and advances in the aggregate amount of $175,000 as of January 31, 2023, if we do not complete an initial Business Combination; as such, our Sponsor, officers and directors will benefit from the completion of the Business Combination and may be incentivized to complete an acquisition of a less favorable target company or on terms less favorable to stockholders rather than liquidating;

●	If the Charter Amendment Proposal is not approved by May 5, 2023, in accordance with our Charter, the Founder Shares and the Private Placement Warrants, which were acquired directly from us, will be worthless;

●	If the Trust Account is liquidated, including in the event that we are unable to complete an initial Business Combination within the required time period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below (i) $10.20 per Public Share or (ii) such lesser amount per Public Share held in the Trust Account as of the date of the liquidation of the Trust Account, in each case net of the amount of interest withdrawn to pay taxes, by the claims of prospective target businesses with which we have entered into an acquisition agreement or claims of any third party for services rendered or products sold to us, but only if such a vendor or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

●	All rights specified in our Charter relating to the right of officers and directors to be indemnified by us, and of our executive officers and directors to be exculpated from monetary liability with respect to prior acts or omissions, will continue after any Business Combination. If a Business Combination is not approved and we liquidate, we will not be able to perform our obligations to our officers and directors under those provisions; and

●	Unless we consummate an initial Business Combination, our officers and directors and the Sponsor will not receive reimbursement for any out-of-pocket expenses they incurred on our behalf ($141,715 of such expenses were incurred and had not been reimbursed as of December 31, 2022) to the extent that such expenses exceed the amount of available proceeds not held in the Trust Account.

Recommendation

As discussed above, after careful consideration of all relevant factors, our Board has determined that the Charter Amendment is in our best interests and those of our stockholders. Our Board has approved and declared advisable adoption of the Charter Amendment.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE CHARTER AMENDMENT PROPOSAL.

THE TRUST AMENDMENT PROPOSAL

In connection with the IPO, $117,300,000 was initially placed in the Trust Account, which is governed by the Trust Agreement. The proposed Trust Amendment would amend our existing Trust Agreement to extend the Combination Period to November 5, 2023, in alignment with the proposed Charter Amendment. A copy of the proposed Trust Amendment is attached to this proxy statement as Annex B. All stockholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.

Reasons for the Trust Amendment

The purpose of the Trust Amendment is to extend the Combination Period for an additional six months, from May 5, 2023 to November 5, 2023 (i.e., 24 months from the consummation of the IPO). If a Business Combination is not consummated by May 5, 2023, the terms of the Trust Agreement require us to liquidate the Trust Account and distribute its proceeds to our Public Stockholders of record as of that date, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest that may be released to us to pay dissolution expenses). The Trust Agreement further provides that the provision described in the preceding sentence may not be modified, amended or deleted without the affirmative vote of at least 65% of our issued and outstanding shares of common stock as of the Record Date for the Special Meeting.

While we are using our best efforts to complete a Business Combination as soon as practicable, our Board has determined that there is not sufficient time before May 5, 2023 to consummate a Business Combination and our Board desires to have the flexibility to extend our time to complete a Business Combination on terms other than those set forth in our Charter. Accordingly, our Board believes that in order to successfully complete a Business Combination, it is appropriate to obtain the Extension.

Approval of the Trust Amendment Proposal is a condition to the implementation of the Extension and the Trust Amendment Proposal and the Charter Amendment Proposal are each cross-conditioned on the approval of the other.

If the Trust Amendment Proposal is Not Approved

If the Trust Amendment Proposal is not approved by May 5, 2023, we will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account and not previously released to us to pay our taxes (less up to $100,000 of interest to pay dissolution expenses), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Stockholders’ rights as stockholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of our remaining stockholders and our Board, dissolve and liquidate, subject in each case to our obligations under Delaware law to provide for claims of creditors and the requirements of other applicable law.

Our Initial Stockholders have waived their rights to liquidating distributions from the Trust Account with respect to their Founder Shares and any Public Shares held by them. As a consequence of such waivers, any liquidating distribution that is made will be only with respect to the Public Shares held by the Public Stockholders (other than the Initial Stockholders). There will be no distribution from the Trust Account with respect to our Public Warrants and our Private Placement Warrants, which will expire worthless if we wind up.

If the Trust Amendment Proposal is Approved

If the Charter Amendment Proposal and the Trust Amendment Proposal are approved, the amendment to the Trust Agreement in the form of Annex B hereto will be executed and the Trust Account will not be disbursed except to the extent any redemptions are made in connection with the Special Meeting, in connection with our completion of a Business Combination or in connection with our liquidation if we do not complete an initial Business Combination by November 5, 2023. We will then continue to work to consummate a Business Combination by November 5, 2023.

Required Vote

Approval of the Trust Amendment Proposal requires the affirmative vote (in person online or by proxy) of the holders of 65% of all then outstanding shares of common stock entitled to vote thereon at the Special Meeting. If the Trust Amendment Proposal is not approved, the Trust Amendment will not be implemented. Each of the Charter Amendment and the Trust Amendment is cross-conditioned on the approval of each other. With respect to the Trust Amendment Proposal, abstentions and broker non-votes will have the same effect as “AGAINST” votes.

Recommendation

Our Board has determined that the Trust Amendment is in our best interests and those of our stockholders. Our Board has approved and declared advisable adoption of the Trust Amendment.

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE TRUST AMENDMENT PROPOSAL.

THE ADJOURNMENT PROPOSAL

The Adjournment Proposal, if adopted, will allow our Board to adjourn the Special Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented to our stockholders in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Consequences if the Adjournment Proposal is Not Approved

If the Adjournment Proposal is not approved by our stockholders, our Board may not be able to adjourn the Special Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Charter Amendment Proposal and the Trust Amendment Proposal.

Required Vote

The approval of the Adjournment Proposal requires the affirmative vote of the majority of the votes cast by stockholders represented in person or by proxy at the Special Meeting. Accordingly, if a valid quorum is otherwise established, a stockholder’s failure to vote by proxy or online at the Special Meeting will have no effect on the outcome of any vote on the Adjournment Proposal. Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal.

Recommendation

OUR BOARD UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

U.S. FEDERAL INCOME TAX CONSIDERATIONS FOR
STOCKHOLDERS EXERCISING REDEMPTION RIGHTS

The following discussion is a summary of the material U.S. federal income tax considerations generally applicable to a U.S. holder (as defined below) of Class A common stock with respect to the exercise of redemption rights in connection with the approval of the Charter Amendment Proposal. This discussion applies only to shares of Class A common stock held as a capital asset within the meaning of Section 1221 of the United States Internal Revenue Code of 1986, as amended (the “Code”) (generally, property held for investment). Further, the discussion is applicable only to holders who purchased Class A common stock in the IPO.

This discussion does not address all U.S. federal income tax consequences that may be relevant to a holder’s particular circumstances, including the impact of the alternative minimum tax, or the Medicare contribution tax on net investment income. In addition, it does not address consequences relevant to holders subject to special rules, including, without limitation:

●	financial institutions or financial services entities;

●	broker-dealers;

●	taxpayers that are subject to the mark-to-market accounting rules;

●	tax-exempt entities;

●	governments or agencies or instrumentalities thereof;

●	tax-qualified retirement plans;

●	insurance companies;

●	regulated investment companies or real estate investment trusts;

●	persons that directly, indirectly, or constructively own five percent or more of our voting shares or five percent or more of the total value of all classes of our shares;

●	persons that acquired our securities pursuant to an exercise of employee share options, in connection with employee share incentive plans or otherwise as compensation;

●	persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other integrated or similar transaction;

●	persons that are subject to the alternative minimum tax; or

●	persons whose functional currency is not the U.S. dollar.

If a partnership (or other pass-through entity) for U.S. federal income tax purposes is a holder of Class A common stock, the tax treatment of the partners (or other owners) of such partnership (or other such pass-through entity) will generally depend on the status of the partners (or other owners), the activities of the partnership (or other pass-through entity) and certain determinations made at the partner (or other owner) level. Accordingly, partnerships (or other pass-through entities) and the partners (or other owners) in such partnerships (or such other pass-through entities) should consult their own tax advisors regarding the U.S. federal income tax consequences to them relating to the matters discussed below.

For purposes of this discussion, a “U.S. holder” is a beneficial owner of shares of Class A common stock who or that is, for U.S. federal income tax purposes:

●	an individual who is a citizen or resident of the United States;

●	a corporation (or other entity taxable as a corporation for U.S. federal income tax purposes) organized in or under the laws of the United States, any state thereof or the District of Columbia;

●	an estate, the income of which is subject to U.S. federal income tax regardless of its source; or

●	an entity treated as a trust that (1) is subject to the primary supervision of a U.S. court and the control of one or more “United States persons” (within the meaning of Section 7701(a)(30) of the Code) or (2) has a valid election in effect to be treated as a United States person for U.S. federal income tax purposes.

Also, for purposes of this discussion, a “Non-U.S. holder” is any beneficial owner of Class A common stock who or that is neither a U.S. holder nor an entity classified as a partnership for U.S. federal income tax purposes.

The following discussion is a summary only and does not discuss all aspects of U.S. federal income taxation that are associated with certain redemptions of Class A common stock. The effects of other U.S. federal tax laws, such as estate and gift tax laws and any applicable state, local or non-U.S. tax laws are not discussed. This discussion is based on the Code, Treasury regulations promulgated thereunder, judicial decisions and published rulings and administrative pronouncements of the Internal Revenue Service (the “IRS”), in each case in effect as of the date hereof. These authorities may change or be subject to differing interpretations. Any such change or differing interpretation may be applied retroactively in a manner that could adversely affect holders to which this discussion applies and could affect the accuracy of the statements herein. We have not sought and will not seek any rulings from the IRS regarding the matters discussed below. There can be no assurance that the IRS or a court will not take a contrary position to the tax consequences discussed below. THIS DISCUSSION IS NOT TAX ADVICE. INVESTORS SHOULD CONSULT THEIR TAX ADVISORS WITH RESPECT TO THE APPLICATION OF THE U.S. FEDERAL INCOME TAX LAWS TO THEIR PARTICULAR SITUATIONS AS WELL AS ANY TAX CONSEQUENCES ARISING UNDER THE U.S. FEDERAL ESTATE OR GIFT TAX LAWS OR UNDER THE LAWS OF ANY STATE, LOCAL OR NON-U.S. TAXING JURISDICTION OR UNDER ANY APPLICABLE INCOME TAX TREATY.

U.S. Federal Income Tax Treatment of Non-Electing Stockholders

A U.S. holder who does not make the Election will continue to own his or her shares and warrants, and will not recognize any income, gain, or loss for U.S. federal income tax purposes by reason of the Charter Amendment Proposal.

Additionally, on August 16, 2022, President Biden signed the IR Act into federal law. The IR Act provides for, among other things, a new Excise Tax. The Excise Tax is imposed on the repurchasing corporation itself, not its stockholders from which shares are repurchased and, thus, non-repurchasing stockholders economically bear the impact of the Excise Tax. Non-electing stockholders should consult their own tax advisors regarding the potential impact to them if the Excise Tax were to apply.

U.S. Federal Income Tax Treatment of Electing Stockholders

U.S. Holders

If a U.S. holder’s Class A common stock is redeemed pursuant to an Election, the treatment of the transaction for U.S. federal income tax purposes will depend on whether the redemption qualifies as a sale of the Class A common stock under Section 302 of the Code or is treated as a distribution under Section 301 of the Code. If the redemption qualifies as a sale of the Class A common stock, the U.S. holder will generally be treated as described under “Gain or Loss on Redemption Treated as a Sale of Class A Common Stock” below. If the redemption does not qualify as a sale of the Class A common stock, the U.S. holder will generally be treated as receiving a distribution with the tax consequences described below under “Taxation of Redemption Treated as a Distribution.”

Whether a redemption qualifies for sale treatment will depend largely on whether the U.S. holder owns any of our stock following the redemption (including any stock treated as constructively owned by the U.S. holder as a result of owning warrants or by attribution from certain related individuals and entities), and if so, the total number of shares of our stock held by the U.S. holder both before and after the redemption (including any stock constructively treated as owned by the U.S. holder as a result of owning warrants or by attribution from certain related individuals and entities) relative to all of our shares outstanding both before and after the redemption. The redemption of Class A common stock will generally be treated as a sale of the Class A common stock (rather than as a corporate distribution) if the redemption (i) is “substantially disproportionate” with respect to the U.S. holder, (ii) results in a “complete termination” of the U.S. holder’s interest in us or (iii) is “not essentially equivalent to a dividend” with respect to the U.S. holder. These tests are explained more fully below.

For purposes of these tests, a U.S. holder takes into account not only stock actually owned by the U.S. holder, but also stock that is treated as constructively owned by such U.S. Holder. A U.S. holder may constructively own, in addition to stock owned directly by the U.S. holder, stock owned by certain related individuals and entities in which the U.S. holder has an interest or that have an interest in such U.S. holder, as well as any stock that the U.S. holder has a right to acquire by exercise of an option, which would generally include Class A common stock that could be acquired pursuant to the exercise of the public warrants.

The redemption of Class A common stock will generally be “substantially disproportionate” with respect to a U.S. holder if the percentage of our outstanding voting shares that such U.S. holder directly or constructively owns immediately after the redemption is less than 80 percent of the percentage of our outstanding voting shares that such U.S. holder directly or constructively owned immediately before the redemption.

There will be a complete termination of such U.S. holder’s interest if either: (i) all of the Class A common stock directly or constructively owned by such U.S. holder is redeemed; or (ii) all of the Class A common stock actually owned by such U.S. holder is redeemed and such U.S. holder is eligible to waive, and effectively waives in accordance with specific rules, the attribution of the Class A common stock owned by certain family members and such U.S. holder does not constructively own any other shares.

The redemption of Class A common stock will not be essentially equivalent to a dividend if it results in a “meaningful reduction” of such U.S. holder’s proportionate interest in us. Whether the redemption will result in a meaningful reduction in such U.S. holder’s proportionate interest will depend on the particular facts and circumstances applicable to it. The IRS has indicated in a published ruling that even a small reduction in the proportionate interest of a small minority stockholder in a publicly held corporation who exercises no control over corporate affairs may constitute such a “meaningful reduction.”

If none of the above tests is satisfied, a redemption will be treated as a distribution with respect to the Class A common stock. Such distribution will generally be treated as a dividend for U.S. federal income tax purposes to the extent the distribution is paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles). Distributions in excess of any such earnings and profits will generally be applied against and reduce the U.S. holder’s basis in its other Class A common stock (but not below zero) and, to the extent in excess of such basis, will be treated as capital gain from the sale or exchange of such redeemed shares. After the application of those rules, any remaining tax basis of the U.S. holder in the Class A common stock redeemed will generally be added to the U.S. holder’s adjusted tax basis in its remaining Class A common stock, or, if it has none, to the U.S. holder’s adjusted tax basis in its warrants or possibly in other Class A common stock constructively owned by such U.S. holder.

Gain or Loss on Redemption Treated as a Sale of Class A Common Stock. If the redemption qualifies as a sale of Class A common stock, a U.S. holder will generally recognize capital gain or loss in an amount equal to the difference between the amount realized in the redemption and the U.S. holder’s adjusted tax basis in its disposed of Class A common stock. The amount realized is the sum of the amount of cash and the fair market value of any property received, and a U.S. holder’s adjusted tax basis in its Class A common stock will generally equal the U.S. holder’s acquisition cost.

Any such capital gain or loss will generally be long-term capital gain or loss if the U.S. holder’s holding period for the Class A common stock so disposed of exceeds one year. It is unclear, however, whether the redemption rights with respect to the Class A common stock may suspend the running of the applicable holding period for this purpose. Long-term capital gains recognized by non-corporate U.S. holders will be eligible to be taxed at reduced rates. The deductibility of capital losses is subject to limitations.

Taxation of Redemption Treated as a Distribution. If the redemption does not qualify as a sale of Class A common stock, a U.S. holder will generally be treated as receiving a distribution. Such distribution will generally constitute a dividend for U.S. federal income tax purposes to the extent paid from our current or accumulated earnings and profits, as determined under U.S. federal income tax principles. Distributions in excess of our current and accumulated earnings and profits will constitute a return of capital that will be applied against and reduce (but not below zero) the U.S. holder’s adjusted tax basis in Class A common stock. Any remaining excess will be treated as gain realized on the sale or other disposition of the Class A common stock as described under “Gain or Loss on Redemption Treated as a Sale of Class A Common Stock” above.

Non-U.S. Holders

Taxation of Redemption Treated as a Distribution. If a redemption of a Non-U.S. holder’s shares is treated as a distribution, as discussed above under the section entitled “—U.S. Holders—Taxation of Redemption Treated as a Distribution,” to the extent paid out of our current or accumulated earnings and profits (as determined under U.S. federal income tax principles), such distribution will constitute dividends for U.S. federal income tax purposes and, provided such dividends are not effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States, we will be required to withhold tax from the gross amount of the dividend at a rate of 30%, unless such Non-U.S. holder is eligible for a reduced rate of withholding tax under an applicable income tax treaty and provides proper certification of its eligibility for such reduced rate (usually on an IRS Form W-8BEN or W-8BEN-E, as applicable). Any distribution not constituting a dividend will be treated first as reducing (but not below zero) the Non-U.S. holder’s adjusted tax basis in its shares of Company stock and, to the extent such distribution exceeds the Non-U.S. holder’s adjusted tax basis, as gain realized from the sale or other disposition of the Class A common stock, which will be treated as described below under “—Gain or Loss on Redemption Treated as a Sale of Class A Common Stock.”

The withholding tax does not apply to dividends paid to a Non-U.S. holder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the Non-U.S. holder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. federal income tax as if the Non-U.S. holder were a U.S. resident, subject to an applicable income tax treaty providing otherwise. A Non-U.S. holder that is a corporation for U.S. federal income tax purposes and is receiving effectively connected dividends may also be subject to an additional “branch profits tax” imposed at a rate of 30% (or a lower applicable treaty rate).

Gain or Loss on Redemption Treated as a Sale of Class A Common Stock. If a redemption of a Non-U.S. holder’s shares is treated as a sale, as discussed above under the section entitled “—U.S. Holders—Gain or Loss on Redemption Treated as a Sale of Class A Common Stock,” a Non-U.S. holder generally will not be subject to U.S. federal income or withholding tax in respect of gain recognized on such sale, unless:

●	the gain is effectively connected with the conduct of a trade or business by the Non-U.S. holder within the United States (and, under certain income tax treaties, is attributable to a permanent establishment or fixed base maintained by the Non-U.S. holder in the United States);

●	such Non-U.S. holder is an individual who is present in the United States for 183 days or more during the taxable year in which the disposition takes place and has a “tax home” in the United States; or

●	the Company is or has been a “United States real property holding corporation” for U.S. federal income tax purposes at any time during the shorter of the five-year period ending on the date of disposition or the period that the Non-U.S. holder held our shares.

Unless an applicable treaty provides otherwise, gain described in the first bullet point above will be subject to tax at generally applicable U.S. federal income tax rates as if the Non-U.S. holder were a U.S. resident. Any gains described in the first bullet point above of a Non-U.S. holder that is a corporation for U.S. federal income tax purposes may also be subject to an additional “branch profits tax” at a rate of 30% (or a lower applicable treaty rate). If the second bullet point applies to a Non-U.S. holder, such Non-U.S. holder will be subject to U.S. tax on such Non-U.S. holder’s net capital gain for such year (including any gain realized in connection with the redemption) at a rate of 30%. Note that a non-U.S. individual physically present in the U.S. for 183 days or more during a taxable year generally satisfies the substantial presence test, is taxable as a U.S. resident, and therefore is a U.S. holder. If a non-U.S. individual has a special visa status, he or she may be a Non-U.S. holder despite being physically present in the U.S. for 183 days or more.

If the third bullet point above applies to a Non-U.S. holder, gain recognized by such holder on the sale will be subject to tax at generally applicable U.S. federal income tax rates. In addition, we may be required to withhold U.S. federal income tax at a rate of 15% of the amount realized upon such disposition. We believe that it is not and has not been at any time since our formation a United States real property holding corporation.

Notwithstanding the foregoing, even if a redemption of a Non-U.S. holder’s shares may be treated as other than a dividend for U.S. federal income tax purposes, to the extent withholding would be required if such redemption were treated as a dividend, the Company or another applicable withholding agent may withhold as if the redemption were treated as a dividend. In such event, a Non-U.S. holder may seek a refund from the IRS with respect to withholdings on amounts in excess of the portion (if any) treated as a dividend for U.S. federal income tax purposes. Non-U.S. holders should consult their tax advisors on how to obtain a refund of any excess withholding.

Information Reporting and Backup Withholding

Gross proceeds from the redemption of shares in connection with the approval of the Charter Amendment Proposal may be subject to information reporting. Additionally, U.S. federal income tax laws require that, in order to avoid potential backup withholding in respect of certain “reportable payments,” each tendering U.S. holder (or other payee) must either (i) provide to the Company such U.S. holder’s correct taxpayer identification number (“TIN”) (or certify under penalty of perjury that such U.S. holder is awaiting a TIN) and certify that (A) such U.S. holder has not been notified by the IRS that such U.S. holder is subject to backup withholding as a result of a failure to report all interest and dividends or (B) the IRS has notified such U.S. holder that such U.S. holder is no longer subject to backup withholding, or (ii) provide an adequate basis for exemption. Each tendering U.S. holder is required to make such certifications by providing the Company a signed copy of IRS Form W-9. Exempt tendering U.S. holders are not subject to backup withholding and reporting requirements but will be required to certify their exemption from backup withholding on an applicable form. If the Company is not provided with the correct TIN or an adequate basis for exemption, the relevant tendering U.S. holder may be subject to a $50 penalty imposed by the IRS, and any “reportable payments” made to such U.S. holder pursuant to the redemption will be subject to backup withholding in an amount equal to 24% of such “reportable payments.”

A Non-U.S. holder generally will eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 (together with appropriate attachments) or by otherwise establishing an exemption.

Amounts withheld, if any, are generally not an additional tax and may be refunded or credited against the stockholder’s U.S. federal income tax liability, provided that the stockholder timely furnishes the required information to the IRS.

FATCA

Pursuant to the Foreign Account Tax Compliance Act (“FATCA”), foreign financial institutions (which term includes most foreign hedge funds, private equity funds, mutual funds, securitization vehicles and other investment vehicles) and certain other foreign entities must comply with certain information reporting rules with respect to their U.S. account holders and investors. A foreign financial institution or such other foreign entity that does not comply with the FATCA reporting requirements generally will be subject to a 30% withholding tax with respect to any “withholdable payments.” For this purpose, withholdable payments generally include U.S.-source payments otherwise subject to nonresident withholding tax (e.g., U.S.-source dividends, including the proceeds of a redemption treated as a distribution) and also include the entire gross proceeds from the sale of any stock of U.S. issuers (including a redemption treated as a sale), even if the payment would otherwise not be subject to U.S. nonresident withholding tax (e.g., because it is capital gain). The IRS has issued proposed Treasury Regulations that would eliminate the application of this regime with respect to payments of gross proceeds (but not interest (including any original issue discount), dividends, rents, salaries, wages, premiums, annuities, compensations, remunerations, emoluments, and other fixed or determinable special or periodical gains, profits, and income). Pursuant to these proposed Treasury Regulations, the Company and any applicable withholding agent may (but are not required to) rely on this proposed change to FATCA withholding until final regulations are issued.

We will not pay any additional amounts to redeeming stockholders in respect of any amounts withheld, including pursuant to FATCA. Under certain circumstances, a stockholder might be eligible for refunds or credits of such taxes. Stockholders are urged to consult with their own tax advisors regarding the effect, if any, of the FATCA provisions to them based on their particular circumstances.

As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any stockholder. We once again urge you to consult with your own tax advisor to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or non-U.S. income or other tax laws) of the receipt of cash in exchange for shares in connection with the Charter Amendment Proposal.

SUBMISSION OF STOCKHOLDER PROPOSALS

Our Board is aware of no other matter that may be brought before the Special Meeting. Under Delaware law, only business that is specified in the notice of Special Meeting to stockholders may be transacted at the Special Meeting.

FUTURE STOCKHOLDER PROPOSALS

If the Charter Amendment Proposal is not approved and we do not consummate an initial Business Combination by May 5, 2023, we do not expect to hold any future annual meetings.

Stockholder Communications

Stockholders and interested parties may communicate with our Board, any committee chairperson, or the non-management directors as a group by writing to the Board or committee chairperson in care of 1390 Market Street, Suite 200 San Francisco, CA 94102.

Transfer Agent; Warrant Agent and Registrar

The registrar and transfer agent for the shares of common stock and the warrant agent for warrants is CST. We have agreed to indemnify CST in its roles as transfer agent and warrant agent against all liabilities, including judgments, costs and reasonable counsel fees that may arise out of acts performed or omitted for its activities in that capacity, except for any liability due to any gross negligence, willful misconduct or bad faith of the indemnified person or entity.

Delivery of Documents to Stockholders

Pursuant to the rules of the SEC, we, and servicers that we employ to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of this proxy statement and the accompanying Annual Report on Form 10-K for the year ended December 31, 2022 (the “2022 Annual Report”). Upon written or oral request, we will deliver a separate copy of this proxy statement and the accompanying 2022 Annual Report to any stockholder at a shared address to which a single copy of this proxy statement as well as the 2022 Annual Report was delivered and who wishes to receive separate copies in the future. Stockholders receiving multiple copies of this proxy statement may likewise request delivery of single copies of proxy statements in the future. Stockholders may notify us of their requests by calling or writing at our principal executive offices at (628) 251-1369 and 1390 Market Street, Suite 200, San Francisco, CA 94102.

WHERE YOU CAN FIND MORE INFORMATION

We file reports, proxy statements and other information with the SEC as required by the Exchange Act. You can read our SEC filings, including this proxy statement as well as the accompanying 2022 Annual Report for the year ended December 31, 2022, over the Internet at the SEC’s website at http://www.sec.gov.

If you would like additional copies of this proxy statement or if you have questions about the proposals to be presented at the Special Meeting, you should contact us by telephone or in writing:

TG Venture Acquisition Corp.

Attn: Secretary
1390 Market Street, Suite 200

San Francisco, CA 94102

Tel: (628) 251-1369
Email: TGVC@tsangsgroup.co

You may also obtain these documents by requesting them in writing or by telephone from our proxy solicitor at:

Okapi Partners LLC

1212 Avenue of the Americas, 17th Floor

New York, NY 10036

Banks and Brokerage Firms, Please Call: (212) 297-0720

Shareholders and All Others Call Toll-Free: (855) 208-8903

E-mail: info@okapipartners.com

If you are a stockholder of ours and would like to request documents, please do so by April 20, 2023 (one week prior to the meeting date), in order to receive them before the Special Meeting. If you request any documents from us, we will mail them to you by first class mail, or another equally prompt means.

All information contained in this proxy statement, as well as the accompanying 2022 Annual Report, relating to us has been supplied by us.

We have not authorized anyone to give any information or make any representation about the proposals or us that is different from, or in addition to, that contained in this proxy statement. Therefore, if anyone does give you information of this sort, you should not rely on it. If you are in a jurisdiction where offers to exchange or sell, or solicitations of offers to exchange or purchase, the securities offered by this proxy statement or the solicitation of proxies is unlawful, or if you are a person to whom it is unlawful to direct these types of activities, then the offer presented in this proxy statement does not extend to you. The information contained in this proxy statement speaks only as of the date of this proxy statement unless the information specifically indicates that another date applies.

ANNEX A

ANNEX A

PROPOSED FORM OF CERTIFICATE OF AMENDMENT

TO THE

AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

OF

TG VENTURE ACQUISITION CORP.

[●], 2023

TG Venture Acquisition Corp., a corporation organized and existing under the laws of the State of Delaware (the “Corporation”), DOES HEREBY CERTIFY AS FOLLOWS:

1.            The name of the Corporation is “TG Venture Acquisition Corp.”

2.           This Certificate of Amendment (this “Amendment”) amends the provisions of the Corporation’s Amended and Restated Certificate of Incorporation filed with the Secretary of State of the State of Delaware on October 29, 2021 (the “Certificate”).

3.            The text of Section 9.1(b) of the Certificate is hereby amended and restated in its entirety to read in full as follows:

     “(b)    Immediately after the Offering, a certain amount of the net offering proceeds received by the Corporation in the Offering (including the proceeds of any exercise of the underwriters’ over-allotment option) and certain other amounts specified in the Corporation’s registration statement on Form S-l, as initially filed with the U.S. Securities and Exchange Commission (the “SEC”) on August 13, 2021, as amended (the “Registration Statement”), shall be deposited in a trust account (the “Trust Account”), established for the benefit of the Public Stockholders (as defined below) pursuant to a trust agreement described in the Registration Statement. Except for the withdrawal of interest to pay taxes (less up to $100,000 interest to pay dissolution expenses), none of the funds held in the Trust Account (including the interest earned on the funds held in the Trust Account) will be released from the Trust Account until the earliest to occur of (i) the completion of the initial Business Combination, (ii) the redemption of 100% of the Offering Shares (as defined below) if the Corporation is unable to complete its initial Business Combination within 24 months from the closing of the Offering (or, if the Office of the Delaware Division of Corporations shall not be open for business (including filing of corporate documents)) on such date the next date upon which the Office of the Delaware Division of Corporations shall be open (the “Deadline Date”) and (iii) the redemption of shares in connection with a vote seeking (a) to modify the substance or timing of the Corporation’s obligation to provide for the redemption of the Offering Shares in connection with an initial Business Combination or amendments to this Amended and Restated Certificate prior thereto or to redeem 100% of such shares if the Corporation has not consummated an initial Business Combination by the Deadline Date or (b) with respect to any other provisions relating to stockholders’ rights or pre-initial Business Combination activity (as described in Section 9.7). Holders of shares of Common Stock included as part of the units sold in the Offering (the “Offering Shares”) (whether such Offering Shares were purchased in the Offering or in the secondary market following the Offering and whether or not such holders are the Sponsor or officers or directors of the Corporation, or affiliates of any of the foregoing) are referred to herein as “Public Stockholders.”

4.            This Amendment was duly adopted by the Board of Directors of the Corporation and the stockholders of the Corporation in accordance with Sections 228 and 242 of the General Corporation Law of the State of Delaware.

5.            This Amendment shall become effective on the date of filing with the Secretary of State of the State of Delaware.

[Signature Page Follows]

Annex A-1

IN WITNESS WHEREOF, TG Venture Acquisition Corp. has caused this Certificate of Amendment to the Amended and Restated Certificate to be duly executed in its name and on its behalf by an authorized officer as of the date first set above.

TG VENTURE ACQUISITION CORP.

By:
Name:	Pui Lan Patrick Tsang
Title:	Chief Executive Officer

[Signature Page to Certificate of Amendment]

Annex A-2

ANNEX B

ANNEX B

PROPOSED TRUST AMENDMENT

This Amendment No. 2 to Investment Management Trust Agreement (this “Amendment”) is made as of [ ], 2023, by and between TG Venture Acquisition Corp., a Delaware corporation (the “Company”), and Continental Stock Transfer & Trust Company, a New York corporation (the “Trustee”). All capitalized terms used in this Amendment and not defined herein shall have the meanings ascribed to such terms in the Trust Agreement (as defined below).

RECITALS

WHEREAS, the Company and the Trustee are the parties to that certain Investment Management Trust Agreement, effective as of November 2, 2021, as amended by that certain Amendment No. 1 to Investment Management Trust Agreement, effective as of November 2, 2021 (as so amended, the “Trust Agreement”);

WHEREAS, Section 6(d) of the Trust Agreement provides the Trust Agreement may only be amended with the approval of the holders of 65% or more of the then outstanding shares of Class A common stock and Class B common stock of the Company, voting together as a single class, at the stockholder meeting (the “Consent of the Stockholders”);

WHEREAS, the Company has obtained the Consent of the Stockholders to approve this Amendment; and

WHEREAS, each of the Company and the Trustee desire to amend the Trust Agreement as provided herein.

AGREEMENT

NOW, THEREFORE, in consideration of the foregoing recitals and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.          Amendment to Section 1(i). Section 1(i) of the Trust Agreement is hereby amended and restated in its entirety to read as follows:

“(i)      Commence liquidation of the Trust Account only after and promptly after (x) receipt of, and only in accordance with, the terms of a letter from the Company (“Termination Letter”) in a form substantially similar to that attached hereto as either Exhibit A or Exhibit B, as applicable, signed on behalf of the Company by its Chief Executive Officer, Chief Financial Officer, Secretary or Chairman of the board of directors of the Company (the “Board”) or other authorized officer of the Company, and, in the case of a Termination Letter in a form substantially similar to the attached hereto as Exhibit A, and complete the liquidation of the Trust Account and distribute the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses), only as directed in the Termination Letter and the other documents referred to therein, or (y) the date which is the later of (1) 24 months after the closing of the Offering and (2) such later date as may be approved by the Company’s stockholders in accordance with the Company’s amended and restated certificate of incorporation if a Termination Letter has not been received by the Trustee prior to such date, in which case the Trust Account shall be liquidated in accordance with the procedures set forth in the Termination Letter attached as Exhibit B and the Property in the Trust Account, including interest not previously released to the Company to pay its taxes (less up to $100,000 of interest that may be released to the Company to pay dissolution expenses) shall be distributed to the Public Stockholders of record as of such date; and provided, however, that in the event the Trustee receives a Termination Letter in a form substantially similar to Exhibit B hereto, or if the Trustee begins to liquidate the Property because it has received no such Termination Letter by the date specified in clause (y) of this Section 1(i), the Trustee shall keep the Trust Account open until twelve (12) months following the date the Property has been distributed to the Public Stockholders.”

2.          Amendment to Exhibit B. The second paragraph of Exhibit B to the Trust Agreement is hereby amended and restated in its entirety to read as follows:

“In accordance with the terms of the Trust Agreement, we hereby authorize you to liquidate all of the assets in the Trust Account and to transfer the total proceeds into a segregated account held by you on behalf of the Beneficiaries to await distribution to the Public Stockholders. The Company has selected [ ] (1) as the effective date for the purpose of determining when the Public Stockholders will be entitled to receive their share of the liquidation proceeds. You agree to be the Paying Agent of record and, in your separate capacity as Paying Agent, agree to distribute said funds directly to the Company’s Public Stockholders in accordance with the terms of the Trust Agreement and the Amended and Restated Certificate of Incorporation of the Company. Upon the distribution of all the funds, net of any payments necessary for reasonable unreimbursed expenses related to liquidating the Trust Account, your obligations under the Trust Agreement shall be terminated, except to the extent otherwise provided in Section 1(j) of the Trust Agreement.

Annex B-1

(1)         24 months from the closing of the Offering, or at a later date, if extended.”

3.          Miscellaneous Provisions.

3.1.         Successors. All the covenants and provisions of this Amendment by or for the benefit of the Company or the Trustee shall bind and inure to the benefit of their permitted respective successors and assigns.

3.2.          Severability. This Amendment shall be deemed severable, and the invalidity or unenforceability of any term or provision hereof shall not affect the validity or enforceability of this Amendment or of any other term or provision hereof. Furthermore, in lieu of any such invalid or unenforceable term or provision, the parties hereto intend that there shall be added as a part of this Amendment a provision as similar in terms to such invalid or unenforceable provision as may be possible and be valid and enforceable.

3.3.         Applicable Law. This Amendment shall be governed by and construed and enforced in accordance with the laws of the State of Delaware.

3.4.         Counterparts. This Amendment may be executed in several original or facsimile counterparts, each of which shall constitute an original, and together shall constitute but one instrument.

3.5.         Effect of Headings. The section headings herein are for convenience only and are not part of this Amendment and shall not affect the interpretation thereof.

3.6.         Entire Agreement. The Trust Agreement, as modified by this Amendment, constitutes the entire understanding of the parties and supersedes all prior agreements, understandings, arrangements, promises and commitments, whether written or oral, express or implied, relating to the subject matter hereof, and all such prior agreements, understandings, arrangements, promises and commitments are hereby canceled and terminated.

3.7           Effect of Amendment. Except as provided in this Amendment, the Trust Agreement and all of its terms and conditions shall remain in full force and effect. On and after the date hereof, each reference in the Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import shall mean and be a reference to the Agreement as amended by this Amendment.

[Remainder of Page Intentionally Left Blank]

Annex B-2

IN WITNESS WHEREOF, the parties have duly executed this Amendment No. 2 to the Investment Management Trust Agreement as of the date first written above.

CONTINENTAL STOCK TRANSFER & COMPANY, as Trustee

By:
Name:	Francis Wolf
Title:	Vice President

TG VENTURE ACQUISITION CORP.

By:
Name:	Patrick Tsang
Title:	Chief Executive Officer

[Signature Page to Amendment No. 2 to Investment Management Trust Agreement]

Annex B-3

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/TGVC2023SM1**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V11910-Z84989

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

TG VENTURE ACQUISITION CORP.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting:
The Proxy Statement is available at www.proxyvote.com.

V11911-Z84989

TG VENTURE ACQUISITION CORP.
SPECIAL MEETING OF STOCKHOLDERS
APRIL 27, 2023 AT 10:00 A.M. EASTERN TIME
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby appoint(s) Pui Lan Patrick Tsang and Philip Rettger, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of common stock of TG VENTURE ACQUISITION CORP. that the stockholder(s) are entitled to vote at the Special Meeting of Stockholders to be held at 10:00 a.m. Eastern Time on April 27, 2023, virtually at www.virtualshareholdermeeting.com/TGVC2023SM1, and any adjournment or postponement thereof.

This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations.

Continued and to be signed on reverse side